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                                                                   EXHIBIT 10.21

                                LEASE AGREEMENT


     THIS LEASE AGREEMENT (the "Lease") is made and entered into as of April 8, 1999 by and between ENERGYCORP GROUP LC a Texas limited liability company ("Landlord"), whose address for purposes hereof is 2900 Wilcrest Drive, Suite 205, Houston, Texas 77042, and MISSION CRITICAL SOFTWARE, INC., a Delaware corporation, as ("Tenant"), whose address for purposes hereof is 720 North Post Oak Road, Suite 505, Houston, Texas 77024-3835 until the Commencement Date (as defined below) and the address of the Premises (as defined below) thereafter.

                                  WITNESSETH:

                                       I.

1.1  LEASED PREMISES.

1.1.1 DEFINITION OF LEASED PREMISES. Subject to and upon the terms, provisions and conditions hereinafter set forth, Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord approximately 69,440 square feet of Net Rentable Area (as defined below) consisting of the entire first (1st) and second
(2nd) floor of the building (the "Building"), located at 13939 Northwest Freeway, Houston, Texas (the "Land"). The Building, together with the land, the parking area within the Building, all other improvements situated on the Land or directly benefitting the Building, and all additional facilities directly benefitting the Building that may be constructed in subsequent years, shall collectively be referred to herein as the "Project." The area leased in the Building under this Lease is hereinafter called the "Leased Premises" and is shown on the floor plan(s) set forth on Exhibit A and Exhibit A-1 attached hereto and made a part hereof for all purposes.

1.1.2 NET RENTABLE AREA. "Net Rentable Area" refers to the square footage area or areas within the Building which shall be determined in accordance with current BOMA measurement standards.

1.1.3 USABLE AREA. "Usable Area" means the sum of (a) the square footage of the areas within the Leased Premises measured from the inside surface of the dominant portion of the permanent outer wall of the Building enclosing the Leased Premises to the inside surface of the dominant portion of the opposite permanent outer wall, or to the mid-point of the demising walls separating the Leased Premises from (i) areas leased to or held for lease to other tenants,
(ii) Building Common Areas, (iii) Core Areas, (iv) Penetrations (as defined below) and (v) Lobby and Corridor Areas, as the case may be; plus (b) in the case of a floor leased to only one tenant, the Lobby and Corridor Areas. No deductions from Usable Area shall be made for columns or projections necessary to the Building.

1.1.4 PENETRATIONS. "Penetrations" means the square footage of the areas within (and measured from the mid-point of the walls enclosing) the Building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts, vertical ducts and other vertical penetrations. Areas for the specific use of Tenant and installed at the request of Tenant such as special stairs or elevators are not included within the definition of Penetrations and, such areas will be included in the relevant Useable Area.

1.1.5 BUILDING COMMON AREAS. "Building Common Areas" means the square footage of the areas within (and measured from the mid-point of the walls enclosing) the Building elevator machine rooms, main mechanical and electrical rooms, public lobbies and other areas not leased or held for lease within the Building but which are necessary or desirable for the proper utilization of the Building or to provide customary services to the Building. The allocation to the Leased Premises of the Building Common Areas shall be done by multiplying the Usable Area by the Building Common Areas Factor (as defined below) for inclusion in the calculation of Net Rentable Area of the Leased Premises. "Building Common Areas Factor" means (i) in the case where the Leased Premises are located on a floor leased to more than one tenant, or (ii) in the case where the Leased Premises are located on a floor leased to only the Tenant (1.1.6, 1.1.7)

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1.1.6  CORE AREAS.  "Core Areas" means the square footage of the areas within
(and measured from the mid-point of the walls enclosing) rest rooms, mechanical rooms, janitor closets, telephone and equipment rooms and other similar facilities (other than the Lobby and Corridor Areas for the use of all tenants on the floor on which the Leased Premises are located. In the case of a floor leased to more than one tenant, the allocation to the Leased Premises of the Core Areas on said floor shall be equal to the total Core Areas on said floor multiplied by a fraction, the numerator of which is the Useable Area of the Leased Premises located on said floor and the denominator of which is the Useable Area of mid floor.

1.1.7 LOBBY AND CORRIDOR AREAS. "Lobby and Corridor Areas" means the square footage of the areas within (and measured from the mid-point of the walls enclosing) public corridors, elevator foyers and lobbies for the use of all tenants on the floor on which the Leased Premises are located. In the case of a floor leased to more than one tenant, the allocation to the Leased Premises of the Lobby and Corridor Areas on said floor shall be equal to the total Lobby and Corridor Areas on said floor multiplied by a fraction, the numerator which is the Usable Area of the Premises located on said floor and the denominator of which is the Usable Area of said floor. In the case of a floor leased to only one tenant, Lobby and Corridor Areas shall be included in such tenant's Usable Area.

1.1.8 AMOUNT OF NET RENTABLE AREA. Landlord and Tenant hereby agree that the Net Rentable Area of the Leased Premises has been calculated on the basis of the foregoing definitions to be 69,440 square feet, and that the total Net Rentable Area in the Building is 69,440 square feet.

1.1.9 OBJECTIONS TO CALCULATION. Each party has the right to object to the calculation of the Net Rentable Area of the Leased Premises, provided the objecting party notifies the other party in writing within ten days after the Commencement Date and states in such notice the Net Rentable Area within the Leased Premises the objecting party reasonably believes exists and provides data to support its assertion. Landlord and Tenant shall use their reasonable efforts to resolve any differences regarding this matter within (30) days after the Commencement Date. In the event of an objection to the calculation of the Net Rentable Area of the Leased Premises, Landlord and Tenant shall select a mutually acceptable Architect who will determine the Net Rentable Area of the Leased Premises using current BOMA measurement standards.

1.1.10 REMOVAL OF CURRENT TENANT. Landlord shall use its best efforts to cause the existing tenant occupying suite 195 of the Building to be relocated from the Building as soon as possible. Notwithstanding the foregoing, Landlord shall have the absolute obligation to cause such existing tenant to vacate the Building prior to November 31, 1999.

1.2  TERM.

Subject to and upon the terms and conditions set forth herein, the term of this Lease (the "Term") shall commence on the earlier of (a) the day after the date that Landlord substantially completes the Initial Improvements (as such term is defined in Section 5.3 hereof and in Exhibit "E" attached hereto) so that the Leased Premises may be occupied by Tenant for their intended purposes, (b) the date the Tenant first occupies the Leased Premises for their intended purpose (the "Commencement Date") or (c), subject to extension by one (1) day for every day of Landlord Delay (as defined in Exhibit E hereto), August 1, 1999, and shall expire sixty-two (62) months after the Commencement Date. Promptly after the Commencement Date, Landlord and Tenant shall execute a Certificate of Leased Premises Acceptance and Commencement Date in substantially the form of Exhibit B attached hereto and made a part hereof for all purposes.

1.3  USE.

1.3.1 USE. The Leased Premises shall be used and occupied only for general business, design and/or sales offices and any other legally permitted uses consistent with the character of comparable office buildings in the surrounding area, and for no other purpose without Landlord's consent. Tenant shall occupy the Leased Premises, conduct its business and control its officers, agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance. Tenant shall not

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permit any operation which emits any odor or matter which intrudes into other portions of the Building, or use any apparatus or machine which makes undue noise or causes vibration in any portion of the Building or permit any conduct or operation which unreasonably interferes with, unreasonably annoys or unreasonably disturbs (a) any other tenant in such other tenant's normal business operations or (b) Landlord in its management of the Building. Tenant shall neither permit any waste on the Leased Premises nor allow the Leased Premises to be used in any way which would, in the reasonable opinion of Landlord, be extra hazardous on account of fire, in any way increase or render void the fire insurance on the Building or tend to lower the quality or character of the Project.

1.3.2  SIGNS.

During the Term, Tenant shall be entitled to exclusive monument identity in front of the Building, subject to the exact location, design, size, coloring, materials and lighting for such identification to be mutually agreed upon by Landlord and Tenant. Tenant shall also be allowed to rename the Building to "Mission Critical Software Building" or "MCS Building". Tenant shall have the right, if Tenant so elects, to utilize the existing monument sign in front of the Building (the "Existing Sign"). The modification of the Existing Sign or the construction of a new monument sign shall be performed by Tenant, at Tenant's sole cost and expense; provided, however, that Tenant shall be permitted to use a portion of the Tenant Improvement Allowance (as such term is defined in Section 5.3 hereof) to modify the Existing Sign or to construct a new sign. If Tenant elects not to use the Existing Sign, Tenant shall have the right, but not the obligation, to remove the Existing Sign at Tenant's sole cost and expense. No other signs of any character, whether for another tenant or otherwise, shall be permitted in front of or on the building during the Term.
If Tenant elects to rename the Building to "Mission Critical Software Building" or "MCS Building" in which event Landlord shall so rename the Building /s/ SEO /s/ AN. Nothing herein shall be deemed to preclude Landlord from installing next to the front door of the Building a plaque identifying the Building as being under the management of Landlord's manager.

1.3.3 COMPLIANCE WITH LAWS, RULES AND REGULATIONS. Except as set forth below, Tenant, at Tenant's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over the use, condition, or occupancy of the Leased Premises. Tenant will comply with the rules and regulations of the Building adopted by Landlord which are set forth on Exhibit C attached hereto and made a part hereof for all purposes. Landlord shall have the right at all times to change and amend the rules and regulations in any reasonable manner as may be deemed advisable for the safety, care, cleanliness, preservation of good order, and operation or use of the Building or the Leased Premises. All reasonable changes and amendments to the rules and regulations of the Building will be sent by Landlord to Tenant in writing and shall thereafter be observed by Tenant. Except as expressly set forth below, in no event shall Tenant be required to make any capital improvements or other alterations or improvements to the Building or the Project (other than the Leased Premises). Any additions or improvements to the Building or the Project, including, without limitation, the restrooms, required by any existing law, ordinance, order, rule or regulation shall be performed by Landlord, prior to Tenant's occupancy of the Leased Premises and at Landlord's sole cost and expense, unless such alteration or improvement is necessitated as a result of a specific activity of Tenant in the Leased Premises (and not as a result of occupancy in general or occupancy for general office space).

1.3.4 WARRANTY OF POSSESSION. Landlord warrants that it has the right and authority to execute this Lease, and Tenant, upon payment of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease, shall have possession of the Leased Premises during the full Term of this Lease as well as any extension or renewal thereof. Landlord shall not be responsible for the negligent or wrongful acts or omissions of any other tenant or third party that may interfere with Tenant's use and enjoyment of the Leased Premises.

1.3.5 INSPECTION. Landlord or its authorized agents shall at any and all reasonable times upon reasonable advance notice (except in the case of a bona fide emergency or as required to supply janitorial services or any other services provided by Landlord pursuant to this Lease, in which event no advance notice shall be necessary) have the right to enter the Leased Premises to inspect

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the same, to supply janitorial service or any other service to be provided by
Landlord, to show the Leased Premises to prospective purchasers, and to alter, improve, or repair the Leased Premises or any other portion of the Building. Landlord's authorized agents shall during Tenant's regular business hours (upon reasonable advance notice) have the right to enter the Leased Premises to show the Leased Premises to prospective tenants during the last six (6) months of the Term, or any renewal thereof. Tenant hereby waives any claim for damages for injury or inconvenience to or interference with Tenant's business, any loss of occupancy or use of the Leased Premises, and any other loss occasioned thereby, except to the extent such damage or injury is caused by the gross negligence or willful misconduct of Landlord, Landlord's agents, employees or contractors or any other person permitted by Landlord to enter the Leased Premises pursuant to this Section 1.3.5. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon, and about the Leased Premises. Tenant shall not in any manner prevent Landlord from entering the Leased Premises. Landlord shall have the right to use any and all means which Landlord may deem proper to open any door in an emergency without liability therefor.

                                      II.

2.1  RENTAL PAYMENTS.

2.1.1 PAYMENT. Commencing on the Commencement Date and continuing thereafter throughout the Term, Tenant shall pay the Base Rental, as described in Section 2.2, plus Tenant's Additional Rental, as described in Section 2.3. (The Base Rental, Tenant's Additional Rental and all other amounts payable to Landlord hereunder are sometimes hereinafter collectively referred to as "Rent.") The Base Rental shall be due and payable in sixty-two (62) installments on or before the first (1st) business day of each calendar month during the Term, and Tenant shall so pay the Base Rental to Landlord at Landlord's address (or such other address as may be designated by Landlord from time to time) monthly in advance.

2.1.2 PRORATION. If the Commencement Date is other than the first day of a calendar month or if this Lease terminates on other than the last day of a calendar month, then the Rent for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. The payment for such prorated month shall be calculated by multiplying the Rent by a fraction, the numerator of which shall be the number of days during said commencement or termination month, as the case may be, and the denominator of which shall be the number of days in said month.

2.1.3 NO OFFSET. Tenant shall pay all Rent that becomes payable by Tenant to Landlord under this Lease at the times and in the manner provided in this Lease, without demand, set-off or counterclaim.

2.1.4 RETURN CHECK POLICY: If Landlord receives a rent check from Tenant that is NSF or Not Sufficient Funds or for any other reason dishonored on two (2) separate occasions, Tenant shall make all subsequent payments to provide Landlord with Cashiers Checks; if requested to do so in writing by Landlord.

2.2  BASE RENTAL.

2.2.1 DEFINITION. Throughout the Term, Tenant shall pay a base annual rental equal to the product of (i) the Base Rate set forth below multiplied by (ii) the Net Rentable Area of the Leased Premises, ("Base Rental").

2.2.2  BASE RATE.  The "Base Rate" is as follows:

Rental Period/Base Rental:

Months 1-2 (35,343 sq.ft.)  Free
Months 3-7 (35,343 sq.ft.) @ $14.50 per sq.ft. per annum ($42,706.13 per month)
Months 8-10 (47,343 sq.ft.) @ $14.50 per sq.ft. per annum ($57,206.13 per month)
Months 11-13 (59,343 sq.ft.) @ $14.50 per sq.ft. per annum ($71,706.13 per month)
Months 14-24 (69,440 sq.ft.) @ $14.50 per sq.ft. per annum ($83,906.67 per month)

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Months 25-36 (69,440 sq.ft.) @ $15.00 per sq.ft. per annum ($86,800.00 per month)
Months 37-62 (69,440 sq.ft.) @ $15.25 per sq.ft. per annum ($88,246.67 per month)

Additionally, Tenant shall pay a base rental rate of $2.00 per sq.ft. per annum for the "Must Take" premises on the first (1st) floor of the Building in accordance with the following schedule:

Months 1-7 :   $5,833.00 per month
Months 8-10 :  $3,833.00 per month
Months 11-13:  $1,833.00 per month

2.3  TENANT'S ADDITIONAL RENTAL.

Landlord shall have the right to estimate in good faith and collect monthly in advance from Tenant the escalations of Base Operating Expense Amount owed or to be owed by Tenant, said monthly payments (the "Monthly Escalation Payments") to be in such amounts as are estimated in good faith by Landlord in its sole discretion. The Monthly Escalation Payments shall be due and payable at the same time as the Base Rental is due and payable.

Landlord shall, within the period of one hundred twenty (120) days after the close of each calendar year and after the termination of this Lease (Landlord and Tenant agree that the provisions of this Section 2.3 shall survive the termination of this Lease), for which Additional Rent may be due, give written notice thereof to Tenant, which notice shall also contain or be accompanied by a statement of the actual operating cost of Landlord's operation of the Project during the preceding calendar year and by a computation of such Additional Rent. Failure of Landlord to give Tenant said notice within such time period shall not constitute a waiver of Landlord's right to collect said Additional Rent; provided, however, that failure of Landlord to give Tenant said notice within two hundred seventy (270) days after the close of the calendar year in question shall constitute a waiver of Landlord's right to collect such Additional Rent. When Landlord presents Tenant with the statements of amounts due from Tenant for any escalation, Tenant shall pay Landlord within sixty (60) days the difference between proportionate share of Tenant's such escalation and the amount of Monthly Escalation Payments actually made by Tenant during the preceding calendar year, attributable to said escalation; or Tenant shall receive a credit therefor if Tenant's proportionate share is less than the amount of Monthly Escalation Payments actually collected by Landlord during the preceding calendar year, said credit to be applied to future Monthly Escalations Payments. If Tenant is due a credit under the preceding sentence for the last year of the Term, Landlord shall, within sixty (60) days after the amount of actual Operating Expenses are known or readily ascertainable, deliver a sum of money equal to such credit to Tenant in lieu of such credit.

Tenant's Additional Rental for each calendar year shall equal the product of the Excess Operating Expense Amount (as defined below) for such year multiplied by the Useable Area within the Leased Premises.

"Excess Operating Expense Amount" means an amount equal to (i) minus (ii), where:

(i) equals the amount of Operating Expenses for the current year of operation divided by the total Net Rentable Area in the Building; and

(ii) the amount of Operating Expenses for the for the first twelve (12) months of the Term, grossed up to 100%, calculated as if the Building was fully assessed at 100% occupancy and calculated in the same manner that Operating Expenses will be calculated for subsequent years, shall be the Operating Expenses for the base year. Any increase over the base year in Operating Expenses between the first anniversary of the Commencement Date and January 1, 2001, shall be billed to Tenant for the period from the first anniversary of the Commencement Date through December 31, 2000.

The Excess Operating Expense Amount, however, shall under no circumstance ever be less than zero. All expense items will be calculated on a 100% gross-up basis to the extent such items were similarly grossed-up and included during the base year.

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Notwithstanding the foregoing, for purposes of determining the Operating
Expenses during the base year, Landlord's insurance costs, as described in
Article VI of this Lease, shall be determined using the twelve (12) month period preceding the Commencement Date.

2.4 DEFINITION. Subject to Section 2.4.2 hereof, "Operating Expenses" means all expenses, costs, and disbursements of every kind and nature relating to or incurred or paid in connection with the ownership and operation of the Project, computed on an accrual basis and determined in accordance with generally accepted accounting principles consistently applied, including, but not limited to, the following:

(i) wages and salaries of all persons engaged in the operation, maintenance, or access control of the Project, including all taxes, insurance, and benefits relating thereto; provided, however, that in the event that such persons provide services to properties other than the Project, only a reasonable pro rata portion of such expenses shall be included in the calculation of Operating Expenses;

(ii) the cost of all supplies, tools, equipment, and materials used in the operation and maintenance of the Project;

(iii) the cost of all utilities for the Project, including, but not limited to, the cost of water and power for heating, lighting, air conditioning and ventilating the Project;

(iv) the cost of all maintenance and service agreements for the Project and the equipment therein, including but not limited to access control, window cleaning, elevator maintenance, and janitorial service;

(v) the cost of repairs and general maintenance, excluding (a) repairs and general maintenance paid by proceeds of insurance, by Tenant or by third parties, and (b) alterations attributable solely to tenants of the Project other than Tenant;

(vi) amortization (together with reasonable financing charges) of the cost of capital investment items that are installed primarily for the purpose of reducing Operating Expenses (but only if the reduction in Operating Expenses actually realized for any lease year is greater than the cost of the amortization for such lease year), promoting safety, complying with governmental requirements, or maintaining the quality of the Project;

(vii) the cost of all insurance relating to the Project, including, but not limited to, the cost of casualty, rental loss, and liability insurance applicable to the Project and Landlord's personal property used in connection therewith and the cost of deductibles paid on claims made by Landlord;

(viii) all taxes, assessments and governmental charges, whether directly paid by Landlord, whether federal, state, county or municipal and whether imposed by taxing districts or authorities presently taxing the Project or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Project or its operation, excluding, however, federal and state taxes on income, death taxes, franchise taxes, and any taxes imposed or measured on or by the income of Landlord from the operation of the Project (excluding ad valorem taxes on the Project determined by reference to Landlord's income from the Project) or imposed in connection with any change of ownership of the Project; provided, however, that if at any time during the Term, the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions, or charges now levied, assessed, or imposed on real estate and the improvements thereof shall be changed and as a substitute therefor, or in lieu of or in addition thereto, taxes, assessments, levies, impositions or charges shall be levied, assessed or imposed wholly or partially as a capital levy or otherwise on the rents received from the Project or the Rent reserved herein or any part thereof, then such substitute or additional taxes, assessments, levies, impositions, or charges, to the extent so levied, assessed or imposed, shall be deemed to be included within the Operating Expenses to the extent that such substitute or additional tax would be payable if the Project were the only property of the Landlord subject to such tax;

(ix)   all landscape maintenance costs for the Project;

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(x)   any lease payments made by Landlord for any equipment use in the operation or maintenance of the Project, excluding, however, any part of such lease payments that constitutes capital expenditures under generally accepted principles, except as provided in clause (vi) of this Section 2.4.1; and

(xi) Landlord's (or Landlord's managing agent's) management fees amounting to 4% of the total base rental plus accrued escalation charges exclusive of the management fee component, accounting and audit costs and attorneys' fees applicable to the Project.

Notwithstanding anything to the contrary contained in this Lease, Operating Expenses for any calendar year, excluding non-controllable expenses such as taxes, insurances and utilities, or prior period refunds, shall not increase by more than 6% over the Operating Expenses of the prior calendar year.

2.4.2 EXCLUSIONS. Notwithstanding the foregoing, Operating Expenses shall not include the following:

(i) Except as permitted by Section 2.4.1(v), costs incurred by Landlord for alterations, additions, and replacements which are considered capital expenditures under generally accepted accounting principles, consistently applied, except to the extent that they are incurred primarily to effect a reduction in operating expenses of the Project and only to the extent of actual or best estimated annual cost savings.

(ii) Depreciation and amortization, except that a reasonable amortization charge, not to exceed the amount of actual or best estimated annual cost savings, may be taken on account of capital expenditures incurred primarily to effect a reduction in Operating Expenses.

(iii) All other costs of a capital nature, including, without limitation, capital improvements, capital repairs, capital equipment and capital tools, all in conformity with generally accepted accounting principles consistently applied, except to the extent that they are incurred primarily to effect a reduction in operating expenses of the Project and only to the extent of such actual or best estimated annual cost savings.

(iv) Costs of correcting latent defects in the Project, the common areas adjacent thereto and the parking area and other facilities used in connection therewith, or the equipment used therein and the replacement of defective equipment to the extent such costs are covered by warranties of manufacturers, suppliers, or contractors, or are otherwise borne by parties other than Landlord, except that conditions resulting from ordinary wear and tear will not be deemed defects for the purpose of this category.

(v) Costs of bringing the Project (excluding the Leased Premises), the common areas adjacent thereto and the parking area and other facilities used in connection therewith into compliance with building codes, laws, rules, regulations, ordinances, or any other governmental rules or requirements, including, without limitation, the Americans With Disabilities Act of 1990 and the Texas Architectural Barriers Act.

(vi) Costs of repairs or other work occasioned by fire, windstorm, or other casualty of an insurable nature, whether or not Landlord carries such insurance, and costs reimbursable to Landlord by governmental authorities in eminent domain or condemnation proceedings.

(vii) Rental and other related expenses, if any, incurred in leasing air conditioning systems, elevators, or other equipment ordinarily considered to be of a capital nature, except equipment used in providing janitorial services and which is not affixed to the Project and temporary leases necessitated by unusual circumstances with a term of less than twenty (20) days.

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(viii)  Any other expenses or costs that, under generally accepted accounting principles, consistently applied, would not be considered a normal maintenance or operating expense of the Project including, without limitation, losses due to uncollected rent or fees or reserves for bad debts.

(ix) Any expenses that are or should be separately metered or billed directly to or separately paid by another lessee or other third party.

(x) Costs of preparation of space, including buildout, renovating, or otherwise improving, changing, decorating, or redecorating space, for new lessees, prospective lessees, or other occupants in the Project, or vacant space in the Project except for routine, periodic repair, and replacement not considered to be capital items under generally accepted accounting principles, consistently applied.

(xi) Costs incurred in removing the property or improvements of former lessees or other occupants of the Project.

(xii) Architectural fees, leasing commissions, attorneys' fees, costs and disbursements, and other expenses incurred in connection with negotiations or disputes with lessees, prospective lessees, or other occupants of the Project and any such expenses incurred in connection with this Lease.

(xiii) Specific costs incurred for third parties (including other lessees), including without limitation, above the Project standard electrical and/or janitorial services, and other services above the Project standard.

(xiv) All utility costs for which Tenant directly contracts with local utility companies; provided, however, that indirect contracts between Tenant and local utility companies providing utilities currently provided by Landlord shall require Landlord's prior written consent.

(xv) Costs incurred due to acts of Landlord causing an increase in the rate of insurance on the Project or its contents.

(xvi) Costs, fines, interest penalties, attorneys' fees, and costs of litigation incurred due to late payment of taxes (except for penalties associated with Landlord's good faith contest of real estate taxes), utility bills, ground rentals, or mortgage debt, and other such costs incurred by Landlord's failure to make such payments when due.

(xvii) Penalties, fines, and other costs incurred due to violations or alleged violations by Landlord, any other lessee, or any third party of any laws, rules, regulations, codes, or ordinances.

(xviii) Costs incurred due to violations or alleged violations by Landlord, any other lessee, or other occupant of the Project of the terms and conditions of any lease or other rental arrangement covering space in the Project.

(xix) Overhead and profit increments paid to subsidiaries or affiliates of Landlord for services on or to the Project (or any portion thereof), to the extent such overhead and profit increments exceed that which would have been earned by or paid to an independent, third-party provider of the same or similar services.

(xx) More than a pro-rata portion (determined on a square footage basis) of any overhead, administrative, and general office expenses other than the management fee specifically provided for above.

(xxi) More than a pro-rata portion (determined on a square footage basis) of any overhead, administrative, and general office expenses for off-premises managers or owners and any such

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         expenses for services not specifically performed for the Project.

(xxii) More than a pro-rata portion (determined on a square footage basis) of any wages, salaries, and other compensation of any kind or nature paid to any executive employees above the grade of building manager, so long as such items are included in the base year calculation.

(xxiii)  Costs exceeding those obtainable for demonstrably competitive prices.

(xxiv) Costs incurred in the operation of any concession serving the Project, including, without limitation, parking facilities.

(xxv) Compensation paid to clerks, attendants, and other persons in any concessions operated by Landlord.

(xxvi) Ground rentals, payment of principal and interest on debt (and other debt costs), amortization payments on any mortgage or mortgages executed by Landlord covering the Project or the Land (or any portion thereof) (except to the extent that any of the foregoing may include payments or prepayments of insurance premiums or taxes that would be included in operating expenses if paid directly by Landlord), rental concessions, and negative cash flow guarantees.

(xxvii) Costs incurred in connection with the sale, refinancing, mortgaging, or selling, or change of ownership of the Project or the Land, including, without limitation, brokerage commissions, attorneys' and accountants' fees, loan brokerage fees, closing costs, interest charges, and taxes.

(xxviii) State, local, federal, personal, and corporate income taxes measured by the income of Lessor from all sources or from sources other than rent alone; estate and inheritance taxes; franchise, succession and transfer taxes.

(xxix) All costs incurred by Landlord in connection with any dispute relating to the Landlord's title to or ownership of the Project or the Land.

(xxx)    Advertising and promotional expenditures.

(xxxi) Costs and expenses for owning, leasing, and maintaining sculpture, painting, and other works of art installed in and/or on the Project or the Land.

(xxxii)  Contributions to charitable organizations.

(xxxiii) Expenses and costs relating in any way whatsoever to the identification, testing, monitoring and control, encapsulation, removal, replacement, repair, or abatement of any hazardous materials within the Project or the Land (which hazardous materials were not introduced by Tenant or as a result of Tenant's occupancy of the Leased Premises).

2.4.3 AUDIT. Provided Tenant is not in default under the terms of this Lease (including, the payment by Tenant of Tenant's Additional Rental within the time period specified in Section 2.3), Tenant, at its sole expense, shall have the right once per calendar year to audit Landlord's books and records relating to the Operating Expenses for the immediately preceding calendar year for the sole purpose of determining whether Landlord's calculation of Operating Expenses and Tenant's Additional Rental are correct. This audit must take place during reasonable business hours at Landlord's office at the address stated above and only after Tenant has given Landlord at least three (3) business days' prior written notice of the date and time Tenant desires to commence such audit. If Tenant elects to exercise this right, Tenant must do so within ninety (90) days after the date Landlord delivers to Tenant the statements described in Section
2.3 or Tenant shall be deemed to

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have accepted the Operating Expenses as presented by Landlord. In the event that such audit determines that Landlord's computations were erroneous, appropriate cash adjustments shall be made by Landlord and Tenant within thirty (30) days following the determination of such error or errors. In addition, in the event such audit determines that Tenant was overcharged by more than ten percent
(10%), Landlord shall immediately upon demand reimburse Tenant for all reasonable out-of-pocket expenses incurred by Tenant in connection with such audit.

2.5 LATE PAYMENT CHARGES. All Rent owed by Tenant to Landlord under this Lease shall bear interest from the date due until paid at the lesser of (i) two percent (2%) above the base rate on corporate loans as published in the "Wall Street Journal" as the prime rate or (ii) the maximum non-usurious contract rate permitted by applicable law. Other remedies for nonpayment of Rent notwithstanding, including interest due under this section 2.5; a monthly late payment charge of 6% percent of the monthly rental amount will be assessed for each month the rent is not received on the date stipulated in the lease.

2.6 INCREASE IN INSURANCE PREMIUMS. If an increase in any insurance premiums paid by Landlord for the Project is caused by Tenant's use of the Leased Premises, or if Tenant vacates the Leased Premises and causes an increase in such premiums, then Tenant shall pay as Additional Rent the amount of such increase to Landlord.

2.7   SECURITY DEPOSIT

2.7.1 AMOUNT. Tenant shall pay to Landlord, during the thirty-seventh (37th) month of the Term, a security deposit equal to the Base Rental for the last month of the Term ($88,246.67). Upon the occurrence of any default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of Rent, or to pay any sums owed to Landlord under this Lease, or any damage, injury, expense or liability caused to Landlord by any Tenant default. The security deposit shall not be considered an advance payment of Rent or a measure of Landlord's damages in case of default by Tenant. Tenant shall not be entitled to receive any interest on the security deposit, and Landlord may commingle the same with other monies of Landlord. If Landlord shall ever use the security deposit to pay the sums described above, and if this Lease has not terminated, Tenant shall immediately deposit with Landlord an additional security deposit equal to the amount so used. Tenant shall not assign or encumber the security deposit in any manner, and Landlord shall not be bound by any such assignment or encumbrance.

2.7.2 RETURN. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease including the payment of any damages, or any cost or expense to restore the Leased Premises pursuant to Section 4.1.4, then the security deposit shall be returned to Tenant (without regard to any assignment or encumbrance of the same) within thirty (30) days after the later of (i) the expiration or termination of this Lease (provided such termination is not the result of a default by Tenant), (ii) delivery of possession of the Leased Premises to Landlord or (iii) payment of all sums due to Landlord including sums due under Section 4.1.4. Upon sale or lease of the Building, Landlord shall transfer the security deposit to the vendee or lessee, notify Tenant in writing of such transfer, and Landlord shall be released by Tenant upon said transfer from all liability for the return of such security deposit; and Tenant agrees to look solely to the new landlord for the return of the security deposit. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the security deposit to a new landlord.

2.8 HOLDING OVER. In the event that Tenant does not vacate the Leased Premises upon the expiration or termination of this Lease, Tenant shall be a tenant at will for the holdover period and terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord as Base Rental for the period of such holdover an amount equal to one and one-half (1 1/2) times the Base Rental which would have been payable by Tenant had the holdover period been a part of the original Term of this Lease. Upon the expiration or termination of this Lease, Tenant agrees to vacate and deliver the Leased Premises to Landlord upon Tenant's receipt of notice from Landlord

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to vacate. The Rent payable during the holdover period shall be payable to
Landlord on demand. No holding over by Tenant, whether with or without the consent of Landlord, shall operate to extend the Term of this Lease.

2.9 PARKING. Landlord shall make available to Tenant, for the duration of the Term, the entire parking area at the Project at no charge to Tenant. Tenant, its employees and all persons using the drive and parking areas do so at their own risk and Landlord shall not be responsible for, or in any way have any obligation or liability for, any damage, loss, theft, or injury to any vehicle or other equipment, any contents thereof, or any other personal property or for the death or injury to any person while located in or entering or exiting any portion of the drive and parking areas, except to the extent such damage, loss, theft or injury is caused by the gross negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors.

                                      III.

3.1  SERVICES.

3.1.1 BUILDING SERVICES. Landlord shall provide electricity for Tenant during the Term of this Lease in an amount equal to 8 watts per square foot of Net Rentable Area on an annualized basis. In addition to the Tenant Improvement Allowance (as such term is defined in Section 5.3 hereof), Landlord agrees to expend up to an additional $12,500.00 of the cost of bringing electrical service to the Leased Premises up to 8 watts per square foot of Net Rentable Area. Any cost in excess of such amount necessary to bring the electrical service to the Leased Premises up to such standard shall be borne by Tenant. Tenant shall pay all telephone charges. Landlord shall furnish Tenant hot and cold water at those points of supply provided for general use of other tenants in the Building, elevator service, central heating and air conditioning in season (at times, and at temperatures set forth in Exhibit D attached hereto and made a part hereof for all purposes). Landlord shall also provide routine maintenance, painting, electric lighting service (including light bulb and ballast replacement), window and Building Common Areas cleaning (with window cleaning to occur at least once every six (6) months), the maintenance of existing card key access system and security patrol in accordance with the following paragraph.

     During the Term, Landlord shall provide patrol procedures which shall in no event be less than the procedures currently employed by Landlord for the Building and/or the Project.

     In addition, Tenant shall have the right to install, at Tenant's sole cost and expense, a card-key access system regulating entry into the Leased Premises, which shall be connected with Landlord's card-key system into the Building for all public areas and special service areas of the Building in the manner and to the extent standard for comparable office buildings in the surrounding area. Landlord may, in its sole discretion, provide additional services not enumerated herein. Failure by Landlord to any extent to provide these defined services or any other services not enumerated, or any cessation thereof, shall not render eviction of Tenant, work an abatement of Rent or relieve Tenant from fulfillment of any covenant in this Lease. Should any of the equipment or machinery break down, or for any cause cease to function properly, Landlord shall use its best efforts to repair the same and cause a resumption of such services as quickly as reasonably possible. In the event there is interruption of HVAC, electricity, water or elevator service which has a material adverse effect on Tenant's use and enjoyment of the Leased Premises and such interruption continues for a period of four (4) consecutive business days after Landlord receives written notice of such interruption, all Base Rental, Additional Rental and other sums payable by Tenant to Landlord hereunder shall abate in full until such time as such services are fully resumed. In addition, in the event such interruption continues for a period of thirty (30) consecutive days, Tenant shall have the right, but not the obligation, to terminate this Lease upon written notice to Landlord delivered at any time prior to the full resumption of such services.
If Tenant terminates this Lease pursuant to the preceding sentence, Tenant shall be entitled to occupy the Leased Premises for a period of twenty (20) days thereafter to

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allow for the acquisition by Tenant of alternate space and the relocation of
Tenant's property to such space, without the payment of Base Rent, Additional Rental or any other sums.

3.1.2 THEFT OR BURGLARY. Landlord shall not be liable to Tenant for losses to Tenant's property or personal injury caused by criminal acts of anyone, including, without limitation, other tenants, or entry by unauthorized persons into the Leased Premises or the Building except to the extent such loss or injury is caused by the gross negligence or willful misconduct of Landlord or its agents, employees or contractors.

3.1.3 JANITORIAL SERVICE. Landlord shall furnish janitorial services to the Leased Premises and public areas of the Building five times per week during the term of this Lease, excluding Holidays ( as defined on Exhibit D). Landlord shall not provide janitorial service to kitchens or storage areas included in the Leased Premises.

3.1.4 EXCESSIVE UTILITY CONSUMPTION. Landlord covenants and agrees that the Leased Premises shall be provided with a net electrical capacity of eight (8) watts on a connected load basis per square foot of Net Rentable Area in the Leased Premises ("8 Watts CLB") provided at the mechanical closet on each floor of the Building. Further, notwithstanding anything contained herein to the contrary, it is expressly understood and agreed that Landlord shall provide in accordance with Section 3.1.1 hereof, and not otherwise drawn from the Tenant Improvement Allowance, all of the necessary risers, panels, transformers and distribution systems to provide such 8 Watts CLB to the mechanical closet on each floor of the Building. Tenant's use of electric energy in the Leased Premises shall not at any time exceed such capacity. Should Tenant's use of electricity exceeds 8 Watts CLB, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant to Landlord within thirty (30) days after written demand therefor by Landlord as Additional facilities in the Leased Premises, except to the extent such facilities are identified in the Construction Documents for the Initial Improvements (as such term is defined in Section 5.3 hereof).

3.1.5 WINDOW COVERING. Landlord has furnished and installed window coverings on all exterior windows to maintain a uniform exterior appearance. Tenant shall not remove or replace these window coverings or install any other window covering which would affect the exterior appearance of the Building. Tenant may install lined or unlined draperies on the interior sides of the Landlord furnished window coverings for interior appearance or to reduce light transmission, provided such over draperies do not affect the exterior appearance of the Building, or affect the operation of the Building's heating, ventilating and air-conditioning systems.

3.1.6 CHARGE FOR SERVICE. Subject to Section 2.4.2, all costs of Landlord for providing the services set forth in Section 3.1 (except those charges paid by Tenant pursuant to Section 3.1.4) shall be subject to the Tenant's Additional Rental provisions in Section 2.3.

3.2  KEYS AND LOCKS.

Landlord shall initially furnish Tenant with 2 keys per door for the Building standard corridor doors serving the Leased Premises, as well as 250 access cards. Additional keys and/or access cards will be furnished by Landlord upon Tenant's request at a cost of $2.00 per key or $15.00 per access card. No additional locks shall be allowed on any door of the Leased Premises without Landlord's prior written consent, and Tenant shall not, without Landlord's prior written consent, make or permit to be made any duplicate keys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to any locks on doors entering or within the Leased Premises, and shall give to Landlord the explanation of the combination of all locks for safes, safe cabinets, and vault doors, if any, in the Leased Premises. Landlord and Tenant shall consult from time to time with regard to the services provided by the company or companies providing monitoring services in connection with the security system at the Project. If Landlord and Tenant determine that the monitoring company is not performing adequately, Landlord shall select and retain a new company to replace the unsatisfactory monitoring company.

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3.3  GRAPHICS AND BUILDING DIRECTORY.

Landlord shall initially provide and install all signage, letters or numerals at the entrance to the Leased Premises and a strip or strips for the existing Building directory board containing a listing of Tenant's name on the Building directory board to be placed in the main lobby of the Building. Additional graphics will be furnished by Landlord upon an order signed by Tenant and at Tenant's expense.

All such letters and numerals shall be in the Building standard graphics. Landlord shall not be liable for any inconvenience or damage occurring as a result of any error or omission in any directory or graphics. No signs, numerals, letters or other graphics shall be used or permitted on the exterior of, or which may be visible from outside, the Leased Premises, unless approved in writing by Landlord.

                                      IV.

4.1  REPAIRS AND MAINTENANCE.

4.1.1 LANDLORD REPAIRS. Landlord shall not be required to make any improvements, replacements or repairs of any kind or character to the Leased Premises or the Project during the Term of this Lease except as are set forth in this section. Landlord shall maintain only the roof, foundation, parking, and common areas, and the structural soundness of the exterior walls, in addition to doors, corridors, windows, and other structures or equipment serving the Building Common Areas in a manner consistent with comparable office buildings in the surrounding area.

Subject to Section 2.4.2, Landlord's cost of maintaining and repairing the items set forth in this section are subject to the Tenant's Additional Rental provisions in Section 2.3. Landlord shall not be liable to Tenant, except as expressly provided in this Lease, for any damage or inconvenience, and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any repairs, alterations, or additions made by Landlord under this Lease except to the extent such damage is caused by the gross negligence or willful misconduct of Landlord or its agents, employees or contractors.

4.1.2 TENANT REPAIRS. Tenant shall, at Tenant's own cost and expense, repair or replace any damage or injury to all or any part of the Leased Premises caused by any act or omission of Tenant or Tenant's officers, agents, employees, invitees, licensees or visitors; provided, however, if Tenant fails to make the repairs or replacements within fifteen (15) days after written notice from Landlord, Landlord may, at its option, make the repairs or replacements, and the costs of such repairs or replacements shall be charged to Tenant as Additional Rent and shall become payable by Tenant with the payment of the Rent next due hereunder. Notwithstanding anything to the contrary contained in this paragraph, the provisions of this Section 4.1.2 shall not apply to damage or destruction by fire or other casualty, and the repair of the Premises in those instances shall be controlled by Article 6 of this Lease.

4.1.3 REQUEST FOR REPAIRS. All requests for repairs or maintenance that are the responsibility of Landlord pursuant to any provision of this Lease must be made in writing to Landlord at the Landlord's address heretofore mentioned in this Lease.

4.1.4 TENANT DAMAGES. Tenant shall not allow any damage to be committed on any portion of the Project, and at the expiration or termination of this Lease, by lapse of time or otherwise, Tenant shall deliver the Leased Premises to Landlord in as good condition as existed at the Commencement Date of this Lease, normal wear and tear, casualty loss and condemnation excepted. The cost and expense of any repairs necessary to restore the condition of the Leased Premises to its original condition less normal wear and tear, casualty loss and condemnation, shall be borne by Tenant.

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                                       V.

5.1 IMPROVEMENTS BY LANDLORD. If construction to the Leased Premises is to be performed by Landlord prior to or during the Term, Landlord will complete the construction of the Initial Improvements to the Leased Premises in accordance with all applicable law and pursuant to plans and specifications agreed to by Landlord and Tenant, which plans and specifications are made a part of this Lease by reference.

Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order or agreement signed by Landlord and Tenant and shall constitute an amendment to this Lease.

5.2  IMPROVEMENTS BY TENANT.

5.2.1 IMPROVEMENTS. Tenant shall not make or allow to be made any alterations or physical additions in or to the Leased Premises without first obtaining the written consent of Landlord. Any permanently attached alterations, physical additions or improvements to the Leased Premises made by Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the expiration or termination of this Lease; provided, however, Landlord, at its option and, pursuant to written notice given to Tenant before the installation of such improvements, may require Tenant to remove any physical additions and/or repair any alterations in order to restore the Leased Premises to the condition existing at the time Tenant took possession, all costs of removal and/or alterations to be borne by Tenant. This clause shall not apply to moveable or removable equipment or furniture owned by Tenant, which may be removed by Tenant at the end of the Term if Tenant is not then in default.

With respect to the construction work (not related to the tenant improvement work of Landlord) to be performed in the Leased Premises, Tenant shall be allowed to undertake both "building standard" and "non-building standard" leasehold improvements within the Leased Premises (except where the same relate to base building structural and/or mechanical work) through outside contractors of its own choosing, subject to Landlord's approval, and subject to Tenant providing to Landlord the necessary proof of the insurances reasonably required to be carried by such outside contractors, provided the entry and work on the part of such outside contractors (i) shall be in harmony with Landlord's contractors and their subcontractors and (ii) shall not unreasonably interfere with or delay completion of the work to be performed by Landlord in the Leased Premises or elsewhere in the Building.

Tenant shall indemnify and hold harmless Landlord, its agents, officers, directors, employees, contractors, and any mortgagee of Landlord from and against any and all losses, damages, costs (including costs of suit and attorney's fees), liabilities or causes of action for injury to or death of any person, for damage to any property, and for mechanic's, materialmen's or other liens or claims arising out of or in connection with the work done by the Tenant.

5.2.2 INSURANCE FOR CONSTRUCTION OF IMPROVEMENTS. Tenant shall procure and maintain throughout the construction of the Improvements by Tenant a policy or policies of builder's risk insurance, at its sole cost and expense, covering the entire Building and insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's construction of the Improvements, with such limits and upon such terms and conditions as are more fully described in Section 6.6.

5.3 TENANT IMPROVEMENTS. Landlord shall make available on July 1, 1999 certain allowances (the "Tenant Improvements Allowance") for leasehold improvements, plus space planning/interior architect and engineering costs (collectively, the "Initial Improvements"), as per the following schedule:

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Initial: 35,000 RSF at $11.50 per RSF
Expansion:  12,000 RSF at $10.15 per RSF
            12,000 RSF at $  9.58 per RSF
            10,440 RSF at $ 9.01 per RSF

The Tenant Improvements Allowance shall be applied directly against the costs of the work, outlined hereinabove, to be undertaken by Landlord and/or Landlord's contractors/vendors on Tenant's behalf. All construction work shall be bid competitively with Landlord having the right to submit two or more reputable contractors to be included in the bid process. Landlord shall manage the initial construction at no charge to Tenant. Landlord shall not be obligated to take the low bidder; however, Tenant will be involved in the selection of contractors for the tenant improvements to be completed within the Leased Premises. Tenant may submit up to two contractors to be included in the bid
process.   The Initial Improvements shall be performed in accordance with the
Work Letter set forth on Exhibit E attached hereto and made a part hereof for all purposes.

With respect to the construction work to be performed in the Leased Premises (other than the Initial Improvements), Tenant shall have the right to undertake both "building standard" and "non-building standard" leasehold improvements in the Leased Premises (except where the same relate to base building structural) through outside contractors of its own choosing, subject to Landlord's approval, provided the entry and work on the part of such outside contractors (a) shall be in harmony with Landlord's contractors and their subcontractors, and (b) shall not unreasonably interfere with or delay completion of the work to be performed by Landlord in the Leased Premises or elsewhere in the Building.

Landlord shall manage the construction of the Initial Improvements at no charge to Tenant.

5.4 TAXES. Tenant shall be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Leased Premises to the extent that the same exceed Building standard allowances (and if the taxing authorities do not separately assess Tenant's leasehold improvements, Landlord may make a reasonable allocation of the ad valorem taxes assessed on the Project to give effect to this Section 5.4).

                                      VI.

6.1 SUBSTANTIAL DESTRUCTION. If the Leased Premises or any other portion of the Project, the loss of which would have a material adverse effect on Tenant's use and enjoyment of the Leased Premises, should be totally destroyed by fire or other casualty, or if the Leased Premises should be damaged so that rebuilding cannot reasonably be completed within one hundred eighty (180) working days after the date of the destruction, this Lease shall terminate and the Rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

Neither Landlord nor any mortgagee shall be liable or responsible to Tenant, its agents, contractors, customers, employees, invitees, licensees, servants or visitors for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or any cause beyond Landlord's control, or for any damage or inconvenience which may arise through repair or alteration of any part of the Project.

6.2 PARTIAL DESTRUCTION. If the Leased Premises or any other portion of the Project, the loss of which would have a material adverse effect on Tenant's use and enjoyment of the Leased Premises, should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within one hundred eighty (180) working days from the date of written notification by Tenant to Landlord of the destruction, this Lease shall not terminate, and Landlord shall at its sole risk and expense proceed with reasonable diligence to rebuild or repair the Building or other improvements to substantially the same condition in which they existed prior to the damage. If the

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Leased Premises and/or any other portion of the Project that is material to
Tenant's use and enjoyment of the Leased Premises are to be rebuilt or repaired and are unfit for use by Tenant for the operation of Tenant's business in whole or in part following the damage, the Rent (including Base Rental, Additional Rent and all other sums payable by Tenant to Landlord pursuant to this Lease) payable under this Lease during the period for which the Leased Premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances. In the event that Landlord fails to complete the necessary repairs or rebuilding within one hundred eighty (180) working days from the date of written notification by Tenant to Landlord of the destruction, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord, whereupon all rights and obligations under this Lease shall cease to exist.

6.3  INTENTIONALLY DELETED.

6.4 PROPERTY INSURANCE. Landlord shall at all times during the Term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company having a Best's rating of at least A, authorized to do business in Texas insuring the Building, and all Building standard leasehold improvements against all risk of direct physical loss in an amount equal to at least ninety percent of the full replacement cost of the Building structure and its improvements as of the date of the loss; provided, Landlord shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Tenant upon or within the Leased Premises, any fixtures installed or paid for by Tenant upon or within the Leased Premises, or any improvements which Tenant may construct on the Leased Premises. Tenant shall have no right in or claim to the proceeds of any policy of insurance maintained by Landlord even though the cost of such insurance is borne by Tenant as set forth in Section 2.4.1 (vii).

6.5 LIABILITY INSURANCE. Landlord (with respect to the Building) and Tenant (with respect to the Leased Premises), shall each, at their respective expense, maintain a policy or policies of commercial general liability insurance with the premiums thereon fully paid on or before the due dates, issued by and binding upon a solvent insurance company having a Best's rating of at least A, authorized to do business in Texas, and providing that no endorsements, reductions of coverage, cancellations or other modifications shall be made, regarding coverage required under the terms of this Lease, without contemporaneous notice of such change being given to Landlord.

Such insurance shall afford minimum protection (which may be affected by primary and excess coverage) of not less than One Million Dollars ($1,000,000.00) combined single limited, bodily injury or property damage in any one occurrence, provided Tenant shall carry such greater limits of coverage as Landlord may reasonably request on from time to time; provided, however, that Tenant shall never be required to carry insurance that exceeds the industry standard or that is in excess of that which would be acceptable to a reasonable and prudent landlord. Tenant shall regularly provide Landlord with a certificate of insurance evidencing the coverage required under this Lease.

6.6 WAIVER OF SUBROGATION. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Leased Premises, improvements to the Building of which the Leased Premises are a part, or personal property within the Building, by reason of fire or the elements which is either covered by insurance carried by the party suffering such loss or would have been covered had the party suffering such loss carried the insurance required to be carried by it pursuant to this Lease, regardless of cause or origin, including negligence of Landlord, Tenant and their respective agents, officers and employees. IT IS THE EXPRESS INTENTION OF LANDLORD AND TENANT THAT THE WAIVER CONTAINED IN THIS PARAGRAPH APPLY TO ALL MATTERS DESCRIBED IN THIS LEASE, INCLUDING, WITHOUT LIMITATION, ANY OF THE SAME THAT ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE

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OF LANDLORD, TENANT OR THEIR RESPECTIVE AGENTS, OFFICERS, EMPLOYEES OR
CONTRACTORS.

Landlord and Tenant agree immediately to give their respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this section, and to have insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverage's by reason of the mutual waivers.

6.7 HOLD HARMLESS. Subject to the provisions of Section 6.6 hereof, Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all loss, cost, damage, claim, cause of action, expense (including, without limitation, reasonable attorneys' fees, accountants' fees, consultants' fees, court costs and interest) and liability to the extent caused by the negligence or willful misconduct of Tenant or its agents, employees or contractors.
Subject to the provisions of Section 6.6 hereof, Landlord agrees to indemnify, defend and hold Tenant harmless from and against any and all loss, cost, damage, claim, cause of action, expense (including, without limitation, reasonable attorneys' fees, accountants' fees, consultants' fees, court costs and interest) and liability to the extent caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors.

6.8 TENANT'S INSURANCE. Tenant shall procure and maintain throughout the Term of this Lease a policy of commercial general liability insurance, at its sole cost and expense, insuring Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the premises, in accordance with Paragraph 6.5 hereof, and to be written by insurance companies qualified to do business in the state in which the premises are located, with a general policyholder rating of at least A- and a financial rating of at least VIII in the most current Best Insurance Report available at the time of execution of this Lease. Landlord and Landlord's managing agent, if any and if requested by Landlord in writing, shall be listed as an additional insured on such insurance policy.

Tenant shall provide Landlord with a certificate of Tenant's insurance or a copy thereof as required above. Upon written request by Landlord, changes in the name of Landlord (or Landlord's managing agent) shall be reflected on such certificate. Such duly executed certificate of insurance shall be promptly delivered to Landlord on the date on which Tenant occupies the Leased Premises or any portion thereof and renewal thereof as required shall be delivered to Landlord at least seven (7) days prior to the expiration of the respective policy terms. If Tenant fails to procure and provide to Landlord the certificate of insurance within the period specified hereinabove, Landlord shall have the option to procure the required insurances at the sole cost and expense of Tenant and Tenant shall reimburse to Landlord the reasonable cost of such insurances within thirty (30) days of the date of procurement thereof.

Nothing in this Section 6.8 is or shall be deemed to constitute a release or waiver by Landlord of any claim(s) which Landlord might otherwise have against Tenant arising from the negligent or wrongful acts or omissions of Tenant or any officer, director, employee, agent, representative, contractor, invitee, licensee, or visitor of Tenant, it being the sole and exclusive responsibility of Tenant, hereby acknowledged, to secure sufficient insurance to safeguard Tenant against any and all such claims.

                                      VII.

7.1 SUBSTANTIAL TAKING. If all or a substantial part of the Leased Premises or any other portion of the Project, the loss of which would have a material adverse effect on Tenant's use and enjoyment of the Leased Premises, are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Leased Premises or any other portion of the Project, the loss of which would have a material adverse effect on Tenant's use and enjoyment of the Leased Premises, for the purpose for which it is then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical

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possession is taken by the condemning authority. Tenant shall have no claim to the condemnation award or proceeds in lieu thereof.

7.2 PARTIAL TAKING. If a portion of the Leased Premises or any other portion of the Project, the loss of which would have a material adverse effect on Tenant's use and enjoyment of the Leased Premises, shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in Section 7. 1 above, Landlord shall at Landlord's sole risk and expense, restore and reconstruct the Building and other improvements on the Leased Premises to the extent necessary to make it reasonably tenantable.

The rent payable under this Lease during the unexpired portion of the Term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Tenant shall have no claim to the condemnation award for the Premises or the Project or proceeds in lieu thereof.

                                     VIII.

8.1 LANDLORD ASSIGNMENT. Landlord shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the Building. Any such sale, transfer or assignment to a bona fide third party who assumes Landlord's obligations under this Lease in writing shall operate to release Landlord from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer. No such transfer or assignment shall relieve Landlord for any of its obligations or liabilities that accrue prior to the date of such transfer or assignment.

8.2 TENANT ASSIGNMENT. Tenant shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, or sublet the Leased Premises, in whole or in part, without the prior written consent of Landlord.

During the Term, Tenant shall be allowed to sublease all or any portion of the Leased Premises, or assign all of the Leased Premises, to any affiliate, successor entity, or person by merger, consolidation, reorganization or otherwise, or the sale to any entity or person of all or substantially all of the assets of Tenant, whether or not there may be a change in Tenant's name.

During the Term, Landlord shall be entitled to fifty percent (50%) of the gross profits, if any, from any subleasing of all or any portion of the Leased Premises, or the assignment of all of the Leased Premises, as the case may be.

In no event shall any such assignment or sublease ever release Tenant or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the Leased Premises or any portion thereof, as permitted by this paragraph 8.2, may assign or sublet the Leased Premises or any portion thereof

8.3 CONDITION OF ASSIGNMENT. If Tenant desires to assign or sublet all or any part of the Leased Premises pursuant to a transaction that requires Landlord's consent pursuant to Section 8.2 of this Lease, it shall so notify Landlord at least thirty days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide Landlord with a copy of the proposed assignment or sublease and such information as Landlord might reasonably request concerning the proposed sublessee or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations, and general desirability of the proposed sublessee or assignee. Within fifteen days after Landlord's receipt of Tenant's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee, Landlord shall have the following options: (1) consent to the proposed assignment or sublease, and, if the Rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the Rent payable under such assignment or sublease plus any bonus or any other

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consideration or any payment incident thereto) exceeds the Rent payable under this Lease for such space, Tenant shall pay to Landlord fifty percent (50%) of such excess Rent and other excess consideration within ten days following receipt thereof by Tenant; or (2) refuse, if it is reasonable to do so, to consent to the proposed assignment or sublease, which refusal shall be deemed to have been exercised unless Landlord gives Tenant written notice providing otherwise. Upon the occurrence of an event of default, if all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or sublessee all Rents becoming due to Tenant by reason of the assignment or sublease. Any collection directly by Landlord from the assignee or sublessee shall not be construed to constitute a novation or a release of Tenant or any guarantor from the further performance of its obligations under this Lease.

8.4 RIGHTS OF MORTGAGEE. Tenant accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the Building or Project and to all existing recorded restrictions, covenants, casements and agreements with respect to the Building or Project; provided, however, that contemporaneously with the execution of this Lease Landlord shall deliver to Tenant a Non-Disturbance Agreement from the holder or holders of all such mortgages, and deeds of trust in substantially the form of Exhibit F attached hereto and made a part hereof for all purposes (the "Non-Disturbance Agreement"). Tenant agrees upon demand to execute additional instruments subordinating this Lease as Landlord may reasonably require. If the interest of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust on the Leased Premises, Tenant shall be bound to the transferee (sometimes called the "Purchaser"), under the terms, covenants and conditions of this Lease for the balance of the Term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Landlord under this Lease, and, Tenant agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Landlord.

8.5 ESTOPPEL CERTIFICATES. Tenant agrees to furnish, from time to time, within ten business days after receipt of a request from Landlord or Landlord's mortgagee, a statement certifying, if applicable and accurate, the following:

Tenant is in possession of the Leased Premises; the Leased Premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Tenant claims no present charge, lien or claim of offset against Rent; the Rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance to Tenant's knowledge; there is no existing default by reason of some act or omission by Landlord; and such other matters as may be reasonably required by Landlord or Landlord's mortgagee. Tenant's failure to deliver such statement within ten days after receipt of the request, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Landlord, that Landlord is not in default of any of its obligations under this Lease, and that Landlord has not received more than one month's Rent in advance.

                                      IX.

9.1 LANDLORD'S LIEN. Landlord irrevocably and unconditionally waives any and all liens that would or might otherwise serve to secure the performance by Tenant of its obligations under this Lease, including, without limitation, any express liens, implied liens or contractual liens. Landlord agrees to promptly execute any and all further documentation reasonably required by Tenant to evidence the waiver contained in this paragraph.

                                       X.

10.1 DEFAULT BY TENANT. The following shall be deemed to be events of default by Tenant under this Lease: (1) Tenant shall fail to pay when due any installments of Rent or any other payment

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required pursuant to this Lease, which failure continues for a period of five
(5) days after written notice from Landlord to Tenant specifying such failure in reasonable detail (provided, however, that Landlord shall not be required to provide such notice more than twice during any calendar year); (2) Tenant shall abandon all or any substantial portion of the Leased Premises while in default in the payment of Rent; (3) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of Rent, and the failure is not cured within ten (10) days following written notice from Landlord to Tenant specifying such failure in reasonable detail and Tenant has not initiated and diligently pursued all reasonable measures to cure such default; provided, however, that such period of time shall be extended by whatever period of time is reasonably necessary to cure such default so long as Tenant commences efforts to cure such default within such ten (10) day period and thereafter exercises diligent and continuous efforts to prosecute such cure to completion; (4) Tenant shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law which proceeding is not dismissed or set aside within sixty (60) days after its commencement; or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant which proceeding is not dismissed or set aside within sixty (60) days after its commencement; or Tenant shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or (5) Tenant shall do or permit to be done any act which results in a lien being filed against the Leased Premises or the Building and/or Project of which the Leased Premises are a part, by, through or under Tenant and which lien is not released, bonded around, or otherwise secured in a manner reasonably acceptable to Landlord within thirty
(30) days after written notice from Landlord to Tenant specifying such lien in reasonable detail; provided, however, that such period of time shall be extended by whatever period of time is reasonably necessary to cause such lien to be released, bonded around or otherwise secured to the reasonable satisfaction of Landlord, so long and only so long as Tenant is paying all Rent and Additional Rent when due and is in compliance with all of Tenant's other obligations under this Lease and neither the building nor the Project is in risk of execution or foreclosure and Tenant commences such efforts within such thirty (30) day period and thereafter exercises diligent and continuous efforts to pursue such matter to conclusion.

10.2 REMEDIES UPON TENANT'S DEFAULT. Upon the occurrence of any event of default set forth in this Lease, Landlord may, at Landlord's option and in addition to all other rights, remedies and recourses afforded Landlord hereunder or by law or equity, do any one or more of the following:

(A) Terminate this Lease by giving written notice to Tenant, in which event Tenant shall (i) immediately surrender the Leased Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for such default, enter upon and take possession of the Leased Premises and lock out Tenant and any other person who may be occupying the Leased Premises or any part thereof, without being liable for prosecution or any claim of damages therefor; and (ii) pay to Landlord the sum of (a) all Rent and other amounts accrued hereunder to the date of termination; (b) all other amounts due to Landlord under the terms of the Lease; and (c) liquidated damages in an amount equal to (x) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at the rate of 6% per ANNUM MINUS (y) the then present fair rental value of the Leased Premises for such period, similarly discounted. For the purpose of clause (A)(ii)(c)(y), "fair rental value" shall not exceed 100% of the amount determined under clause (A)(ii)(c)(x).

(B) Terminate Tenant's right to possession of the Leased Premises, without terminating the lease, by entering upon and taking possession of the Leased Premises and locking out Tenant and any other person who may be occupying the Leased Premises or any part thereof, without being liable for prosecution or any claim of damages therefor, in which event Tenant shall pay to Landlord (i) all Rent and other amounts accrued hereunder to the date of termination of possession, and (ii) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Leased Premises during said period. At Landlord's option, the amount described in (ii) shall be paid by Tenant in monthly installments on the first day of each month of the remainder of the Term. Reentry by Landlord in the Leased Premises will not affect the obligations of Tenant hereunder for the unexpired portion of the Term. Landlord may bring action against Tenant to collect amounts due by Tenant on one or more

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     occasions, without the necessity of Landlord's waiting until expiration of the Term. If Landlord elects to proceed under this Section 10.2(B), it may at any time elect to terminate this Lease pursuant to Section 10.2(A). To the fullest extent permissible under present and future applicable law, Tenant hereby releases Landlord from any duty to relet the Leased Premises. Any reletting of the Leased Premises by Landlord shall be on such terms and conditions as Landlord in its sole discretion may determine (including a term different than the Term, rental concessions, alterations and repair of the Leased Premises). Landlord shall not be liable, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the leased Premises, leasing of other portions of the Building prior to reletting the Leased Premises, or failure to collect rent due in respect of such reletting. Tenant shall not be entitled to any excess rents received by Landlord.

(C) Without terminating this Lease, enter upon and take possession of the Leased Premises and lock out or expel or remove Tenant and any other person who may be occupying all or any part of the Leased Premises without being liable for the prosecution or any claim for damage therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees (i) to reimburse Landlord on demand for any expense which Landlord incurs as a result of such entry and repossession, and (ii) that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

Pursuit by Landlord of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants of this Lease. Forbearance by Landlord to enforce one or more of the remedies herein provided upon and event of default shall not be deemed or construed to constitute a waiver of such default.

The following provisions shall override and control any conflicting provisions of the Texas Property Code, as well as any other statute governing the right of a Landlord to change the door locks of commercial Tenants. If Landlord elects to exclude Tenant from the Leased Premises until such time as all delinquent Rent and other amounts due under this Lease have been paid in full and all other defaults, if any, have been completely cured to Landlord's satisfaction. Landlord will, during Landlord's normal Building hours and at Landlord's convenience, upon receipt of written request from Tenant (accompanied by such written waivers and releases as Landlord may require) received prior to the permanent repossession of the Leased Premises, escort Tenant or its employees as may then be at the Leased Premises, to remove personal belongings and other property of Tenant. All personal belongings and other property of Tenant which are not claimed by Tenant by the earlier to occur of (i) permanent repossession of the Leased Premises: or (ii) thirty (30) from the date of Tenant's possession of the Leases Premises is terminated shall be deemed to have been abandoned.

Tenant does hereby expressly acknowledge that the Leased Premises constitute "Commercial Rental Property", as such term is defined in Section 93.001 of the Texas Property Code. Tenant further acknowledges that the Landlord's remedies set forth herein supersedes any and all limitations set forth in Section 93.002 on Landlord's rights in the event of a default by Tenant.

                                      XI.

11.1 CONSENT AND APPROVAL. In each and every instance in which the consent or approval of Landlord or Tenant is required, expressly or impliedly, pursuant to this Lease, each of Landlord and Tenant hereby agrees that such consent or approval shall not be unreasonably withheld or delayed.

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                                 XII.

12.1 WAIVER. Failure of Landlord or Tenant to declare an event of default immediately upon its occurrence, delay in taking any action in connection with an event of default, or acceptance of Rent by Landlord shall not constitute a waiver of the default, but such party shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease.

Pursuit of any one or more of the remedies set forth in Section 10.2 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any Rent or damages accruing to Landlord or Tenant by reason of the violation of any of the terms, provisions, or covenants of this Lease.

Failure by Landlord or Tenant to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

12.2 ACT OF GOD OR FORCE MAJEURE. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Landlord and which by the exercise of due diligence Landlord is unable, wholly or in part, to prevent or overcome. Neither Landlord nor Tenant shall be required to perform any covenant or obligation in this Lease, or be liable in damages, so long as the performance or nonperformance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure or by the other party.

12.3 ATTORNEY'S FEES. In the event Tenant/Landlord defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Tenant/Landlord places in the hands of an attorney the enforcement of all or any part of this Lease, or recovery of the possession of the Leased Premises, Tenant/Landlord agrees to pay the other party's costs, including reasonable attorney's fees for the services of such attorney, whether suit is actually filed or not.

12.4 SUCCESSORS. This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Landlord's interest in the Leased Premises cease to exist for any reason during the Term, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect, and Tenant hereunder agrees to attorn to the then owner of the Leased Premises.

12.5 RENT TAX. If applicable in the jurisdiction where the Leased Premises are situated, Tenant shall pay and be liable for all rental, sales, and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the Rent, Additional Rent, operating expenses or other charge upon which the tax is based as set forth above.

12.6 CAPTIONS. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

12.7 NOTICE. All Rent and other payments required to be made by Tenant shall be payable to Landlord at the address set forth in the Introduction to the Lease. All payments required to be made by Landlord to Tenant shall be payable to Tenant at the address set forth in the Introduction to the Lease, or at any other address within the United States as Tenant may specify from time to time by

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written notice Any notice or document required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered (whether or not actually received) three business days after being deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in the Introduction to this Lease.

12.8 SUBMISSION OF LEASE. Submission of this Form of Lease to Tenant for signature does not constitute a reservation of space or any option to lease. This Lease is not effective until execution by and delivery to both Landlord and Tenant.

12.9 AUTHORITY. Each party represents and warrants that all consents or approvals required of third parties (including, but not limited to, its Board of Directors or partners) for the execution, delivery and performance of this Lease, have been obtained and that each party has the right and authority to enter into and perform covenants contained in this Lease.

12.10 SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

12.11 LANDLORD'S LIABILITY. If Landlord shall be in default under this Lease and, if as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interest of Landlord in the Building as the same may then be encumbered and/or out of the proceeds of any insurance then carried by Landlord and neither Landlord nor any person or entity comprising Landlord shall be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord nor any person or entity comprising Landlord other than its interest in the Building and to the extent of applicable insurance, as herein expressly provided.

12.12 BROKERS. Neither party has utilized the services of any real estate broker other than Cushman Realty Corporation & CB/Richard Ellis (together, the "Brokers"). The Brokers' commissions shall be paid by Landlord pursuant to a
separate written agreement between Landlord and Brokers.   Landlord agrees to
indemnify and hold harmless Tenant from and against any liability or claim, whether meritorious or not, arising with respect to any broker, other than the Brokers, whose claim arises by, through or on behalf of Landlord. Tenant agrees to indemnity and hold harmless Landlord from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Tenant.

12.13  REMEDIES CUMULATIVE.   All rights and remedies of Landlord and Tenant
under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law; and this Lease is declared to be a Texas contract and all the terms thereof shall be construed according to the laws of the State of Texas.

12.14 EXHIBITS. The terms and provisions of Exhibits A through G, inclusive, attached hereto are hereby made a part hereof for all purposes.

12.15 DAYS. All references to days in this Lease and any exhibits or riders hereto mean calendar days, not working or business days unless otherwise stated.

12.16  TIME OF ESSENCE.   In all instances where Landlord or Tenant is required
hereunder to pay any sum or do any act at a particular time or within any indicated period, it is understood that time is of the essence.

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12.17  ENTIRE AGREEMENT.  It is expressly agreed by Tenant, as a material consideration for the execution of this Lease, that this Lease, with the specific references to written extrinsic documents, is the entire agreement of the parties; that there are, and were, no verbal representations, warranties, understandings, stipulations, agreements, or promises pertaining to this Lease or to the expressly mentioned written extrinsic documents not incorporated in writing in this Lease.

12.18 AMENDMENT. This Lease may not be altered, waived, amended or extended except by an instrument in writing signed by Landlord and Tenant.

12.19 LIMITATION OF WARRANTIES. Landlord and Tenant expressly agree that there are and shall be no implied warranties of merchantability, habitability, fitness of a particular purpose or of any other kind arising out of this Lease, and there are no warranties which extend beyond those expressly set forth in this Lease.

                                 XIII.

13.1 COMMUNICATIONS EQUIPMENT.

13.2 MICROWAVE/SATELLITE DISHES. Landlord hereby grants Tenant a non-exclusive license to use all or any portion of the roof of the Building for the purpose of installing, operating and maintaining 2 microwave dishes/earth satellite disks and up to two whip antennae and related equipment solely and exclusively for use by Tenant for Tenant's normal business (collectively, the "Communications Equipment"), together with the necessary conduit sleeving or wiring extending from such equipment through the interior of the Building to connection points within the Premises. To the extent Tenant exercises this license, Tenant shall not be obligated to pay any roof rent or additional sums to Landlord.

13.3 ACCESS. Tenant shall have continuous access to the roof for the purposes permitted hereunder. Landlord reserves the right to enter upon the roof, without notice, at any time for the purpose of inspecting the same, or making repairs, additions or alterations to the Building, or to exhibit the roof to prospective tenants, purchasers or others, or for any other reason not inconsistent with Tenant's rights hereunder. In connection with exercising such rights, Landlord may temporarily disconnect and/or move the Communications Equipment, if necessary following reasonable advance written notice to Tenant. The exercise by Landlord of any of its rights under this paragraph shall not be deemed an eviction or disturbance of Tenant's use of the roof.

13.4 ALTERATIONS AND ADDITIONS. After the initial installation of the Communications Equipment, Tenant shall not make any alterations, additions or improvements to the roof or the Communications Equipment without Landlord's prior written consent. Landlord shall approve or reject the proposed installation of the Items within fifteen (15) days after Tenant submits (a) plans and specifications for the installation of the Communications Equipment,
(b) copies of all required governmental and quasi-governmental permits, licenses, and authorizations which Tenant will obtain at its own expense, and
(c) a certificate of insurance evidencing the coverage required under this Lease. If Landlord fails to respond within such fifteen (15) day period, Landlord shall be conclusively deemed to have approved the alterations, additions or improvements set forth in the documentation submitted to Landlord. Landlord may withhold approval if the installation or operation of the Items may damage the structural integrity of the Building, reduce the amount of leasable space in the Building, detract from the appearance of the Building, or for any other reasonable ground. Tenant may utilize contractor(s) of its choice for the installation of, and repairs to the Communications Equipment (subject to Landlord's approval). Landlord may require that any installation or other work be done under the supervision of Landlord's employees or agents, and in a manner so as to avoid damage to the Building. All installation work shall be performed in a good and workmanlike manner, in accordance with all governmental requirements. Nothing herein shall be deemed to make Landlord liable for the safety, effectiveness or reliability of such Communications Equipment and, subject to Section 6.6 of

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this Lease, Tenant shall indemnify and hold Landlord harmless from and against any claim or liability arising from or related to the adequacy of such plans, specifications and installation.

13.5 REMOVAL. Upon termination of this Lease, by expiration or otherwise, Tenant shall disconnect and remove the Communications Equipment and fully repair and restore the roof and the affected portions of the Premises and the Building to the same or better condition than prior to installation of the Items, ordinary wear and tear, and damage from casualty or condemnation excepted. Tenant shall promptly and properly repair (or at Landlord's option, pay Landlord's reasonable charges for repairing) during the Term and upon termination of this Lease, any roof leaks or other damage or injury to the roof, or the Building (or contents thereof) caused by Tenant's use of the roof or its installation, use, maintenance, or removal of the Communications Equipment.

13.6 NO INTERFERENCE. Tenant shall not use the roof or the Communications Equipment so as to interfere in any way with the ability of Landlord or its tenants and occupants of the Building and neighboring properties to receive radio, television, telephone, microwave, short-wave, long-wave or other signals of any sort that are transmitted through the air or atmosphere, nor so as to interfere with the use of electric, electronic or other facilities, appliances, personal property and fixtures, nor so as to interfere in any way with the use of any antennas, satellite dishes or other electronic or electric equipment or facilities currently or hereafter located on the roof or any floor or area of the Building.

13.7 NON-REVOCABLE. The provisions of this Article XIII creates a license coupled with an interest. Landlord shall not have the right to revoke this license until the term of this Lease (including renewals or extensions) expires or is sooner terminated.

                                     XIV.

ARBITRATION.

14.1 AMICABLE RESOLUTION. The parties shall attempt to settle any dispute between them amicably. To this end, a senior executive from each party shall consult and negotiate to reach a solution. However, nothing in this clause shall preclude any party from commencing arbitration if said negotiations do not reach a resolution within ten (10) business days after written notice that the negotiations have commenced.

14.2 ARBITRATION. Any dispute, controversy, or claim arising out of or relating to this Lease, or the breach, termination or invalidity thereof, including claims for tortious interference or other tortious or statutory claims arising before, during or after termination, providing only that such claim touches upon matters covered by this Lease, shall be finally settled by arbitration administered by the American Arbitration Association pursuant to the Commercial Arbitration Rules as presently in force, except as modified by the specific provisions of this Lease.

14.3 FORUM SELECTION. The parties agree that the state courts located in the State of Texas shall have exclusive jurisdiction over an action brought to enforce the rights and obligations created in or arising from this Lease to arbitrate, and each of the parties hereto irrevocably submits to the jurisdiction of said courts. Notwithstanding the above, application may be made by a party to any court of competent jurisdiction wherever situated for enforcement of any judgment and the entry of whatever orders are necessary for such enforcement.

14.4. THREE ARBITRATORS. The arbitration shall be conducted before a tribunal composed of three neutral arbitrators each of whom shall sign an oath agreeing to be bound by the Code of Ethics for Arbitrators in Commercial Disputes promulgated by the AAA for Neutral Arbitrators regardless of the manner of any arbitrator's appointment.

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14.5. APPOINTMENT OF PARTY ARBITRATOR.  Each party shall appoint an arbitrator, obtain its appointee's acceptance of such appointment, and deliver written notification of such appointment and acceptance to the other party within ten (10) days after delivery of the Notice of Arbitration.

14.6. APPOINTMENT OF CHAIRMAN. The two party appointed arbitrators shall jointly appoint the third arbitrator, obtain the appointee's acceptance of such appointment and notify the parties in writing of such appointment and acceptance within 30 days after their appointment and acceptance.

14.7 FAILURE TO AGREE ON CHAIRMAN. If the appointment and acceptance of the third arbitrator are not effected within the 30 day period, then, upon the joint request of the parties or the request of either of them, the appointing authority shall appoint the third arbitrator, obtain acceptance of such appointment and notify the parties and both arbitrators in writing of such appointment and acceptance. The third arbitrator shall serve as the Chairman of the Tribunal.

14.8 VACANCY. If at any time a vacancy occurs on the tribunal, the vacancy shall be filled in the same manner and subject to the same requirements as are provided for the original appointment to that position. If the vacancy is not filled within 45 days after its occurrence, either party may request the appointing authority to make the appointment and obtain acceptance. Upon the filling of a vacancy, and after allowing the newly appointed arbitrator sufficient time to familiarize himself or herself with the submissions and proceedings, the proceedings shall be continued without rehearing from the point at which the vacancy occurred, unless the parties agree otherwise or the Chairman directs otherwise.

14.9 QUALIFICATIONS OF CHAIRMAN. The Chairman shall be a lawyer admitted to the Bar of the State of Texas who shall have practiced for at least 15 years, shall speak, read and write the English language fluently, shall have significant expertise in commercial real estate, and be either a former judicial officer or a licensed attorney.

14.10 QUALIFICATIONS OF ARBITRATORS OTHER THAN THE CHAIRMAN. Each arbitrator must be a lawyer admitted to the Bar of the State of Texas, having practiced for at least 10 years.

14.11 APPOINTING AUTHORITY. In the event of the failure to appoint an arbitrator within the time limits specified herein, the President of the Association of the Bar of the City of Houston or in the event of his or her failure timely to act, the senior judge of the United States District Court for the Southern District of Texas will appoint the arbitrator. The parties hereby agree to and acquiesce in any appointment of an arbitrator that may be made by such appointing authority.

14.12 IMPARTIALITY. It is the intent of the parties to avoid the appearance of impropriety due to bias or partiality on the part of any arbitrator. Prior to his or her formal appointment, each arbitrator shall disclose to the parties and to the other members of the tribunal, any financial, fiduciary, kinship or other relationship between that arbitrator and any party or its counsel, or between that arbitrator and any individual or entity with any financial, fiduciary, kinship or other relationship with any party. For the purpose of this Lease, "appearance of impropriety" shall be defined as such relationship or behavior as would cause a reasonable person to believe that bias or partiality on the part of the arbitrator may exist in favor of any party.

14.13 GOVERNING SUBSTANTIVE LAW. The arbitrators shall determine the rights and obligations of the parties according to the substantive laws of the State of Texas (excluding conflicts of laws principles) as though acting as a court of the State of Texas.

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14.14  WRITTEN OPINION.  Any award or portion thereof, whether preliminary or final, shall be in a written opinion containing findings of fact and conclusions of law signed by each arbitrator. The arbitrator dissenting from an award or portion thereof may issue a dissent from the award or portion thereof in writing, stating the reasons for his dissent.

14.15 GOVERNING ARBITRATION LAW. The law applicable to the validity of the arbitration clause, the conduct of the arbitration, including any resort to a court for provisional remedies, the enforcement of any award and any other question of arbitration law or procedure shall be the Texas Arbitration Act.

14.16 PROVISIONAL RELIEF. The parties expressly agree that prior to the formation of the arbitral panel, nothing in this Lease shall prevent the parties from applying to a court that would otherwise have jurisdiction for provisional or interim measures. After the arbitration panel is empaneled, it shall have sole jurisdiction to hear such applications, except that the parties agree that any measures ordered by the arbitrator may be immediately and specifically enforced by a court otherwise having jurisdiction over the parties.

14.17 LIMITATIONS AND LACHES. The arbitrators are directed to consider any defense that all or part of the claim is not timely by reason of laches or statute of limitations as a preliminary issue and to render an award determining the merits of such claim before considering the substantive merits of the arbitration claim, unless the arbitrators determine that the merits of such claim of laches or statute of limitations is so intertwined with the substantive merits of the arbitration claim as to make impractical the determination of the claim of laches or limitations as a preliminary matter.

14.18 PRELIMINARY ISSUES OF LAW. The arbitrators shall hear and determine any preliminary issue of law asserted by a party to be dispositive of any claim, in whole or part, in the manner of a court hearing a motion to dismiss for failure to state a claim or for summary judgment, pursuant to such terms and procedures as the arbitrators deem appropriate.

14.19 CONFIDENTIALITY. The parties and arbitrators shall treat all aspects of the arbitration proceedings, including without limitation discovery, testimony and other evidence, briefs and the award, as strictly confidential.

14.20 PLACE OF ARBITRATION. The place of arbitration shall be [Houston, Texas, USA] unless otherwise agreed by the parties.

14.21 LANGUAGE. The arbitration shall be conducted in the English language. All submissions shall be made in English or with an English translation. Witnesses may provide testimony in a language other than English, provided that a simultaneous English translation is provided. Each party shall bear its own translation costs.

14.22 DISCOVERY. The parties shall be entitled to engage in reasonable discovery, including requests for the production of relevant documents. Depositions may be ordered by the arbitrators upon a showing of need.

14.23 PUNITIVE DAMAGES PROHIBITED. The parties hereby waive any claim to any damages in the nature of punitive, exemplary, or statutory damages in excess of compensatory damages, or any form of damages in excess of compensatory damages, and the arbitration tribunal is specially divested of any power to award any damages in the nature of punitive, exemplary, or statutory damages in excess of compensatory damages, or any form of damages in excess of compensatory damages.

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14.24  COSTS. The party prevailing on substantially all of its claims shall be entitled to recover its costs, including attorneys' fees, for the arbitration proceedings, as well as for any ancillary proceeding, including a proceeding to compel or enjoin arbitration, to request interim measures or to confirm or set aside an award.

                                      XV.

ADDITIONAL PROVISIONS.

15.1 Subject to Tenant not being in violation of any of the terms of this Lease, Tenant shall have the option to renew this Lease for up to two (2) five (5) year periods at 95% of the then prevailing Fair Market Rate (hereinafter defined), provided Tenant notifies Landlord in writing about Tenant's intention to renew, no later than three hundred and sixty-five (365) days prior to the expiration date of the initial term or the first renewal term, as the case may be.

The Fair Market Rate shall be the rate charged for space of comparable size and condition in comparable buildings in the immediately surrounding area, taking into consideration the location, quality, and age of the Building, floor level, extent of leasehold improvements (existing or to be provided), rental abatements, moving expenses, and other concessions, term of lease, extent of services to be provided, distinction between "gross" and "net" lease, base year or amount allowed by Landlord for payment of building operating expenses (expense stop), and the time the particular rental rate under consideration became or is to become effective, or any other relevant term or condition.

15.2 With reference to Paragraph 2.7.1 hereof, Tenant shall provide Landlord, within seven (7) days of the date hereof, an irrevocable letter of credit in substantially the form of Exhibit F, attached hereto and made a part hereof for all purposes, in the amount of $1,035,000.00 valid through the 36th month of the term of this Lease. The amount of such letter of credit shall be reduced straight-line over a thirty-six month term

     IN TESTIMONY WHEREOF, the parties hereto have executed this Lease as of this _____DAY OF MAY, 1999. This Lease may be executed in multiple counterparts, all of which when taken together shall constitute one and the same instrument.


LANDLORD:                TENANT:

EnergyCorp Group LC      Mission Critical Software, Inc.

By: Zenith Real Estate Services, Inc.
Agent For EnergyCorp Group LC


By:    /s/ Ayaz I. Nasser         By:   /s/ S. E. Odom
   ------------------------          -----------------------
Ayaz I. Nasser                    Name: S. E. Odom
President                              ---------------------
                                  Designation:  CFO
                                              --------------

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                                   Exhibit A


SECOND FLOOR
See attached drawing

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                                  Exhibit A-1



FIRST FLOOR

See attached drawing

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                                   Exhibit B

                   CERTIFICATE OF LEASED PREMISES ACCEPTANCE
                             AND COMMENCEMENT DATE



___________, _______


Landlord: EnergyCorp Group LC

Tenant:   Mission Critical Software, Inc.



Please refer to that certain Lease Agreement (the Lease) dated the   day of May,
1999 by and between EnergyCorp Group LC. ("Landlord") and the undersigned ("Tenant"), covering office space (the "Leased Premises") in the Building located at 13939 Northwest Freeway, Houston, Harris County, Texas. Capitalized terms not defined herein shall have the meaning given to such terms in the Lease. The undersigned hereby certifies, acknowledges and represents the following to you, all as of the date hereto:

1. The initial term of the Lease commenced on ____________, _____ and will expire on ________, 2004.

2. Landlord and Tenant are not in default in the performance of their obligations under the Lease, and each has performed all obligations to be performed by it under the Lease through the date hereof, including its obligations under Exhibit E of the Lease.

3. Tenant is in occupancy of the Leased Premises and acknowledges that it has accepted the same.

4. The Lease has not been amended except as may be set forth at the end of this letter.

The undersigned hereby agrees that this certificate may be relied upon by Landlord and it's lenders and partners, as well as their respective successors and assigns.


                                 LANDLORD:

                                 ENERGYCORP GROUP LC, a Texas limited liability company


Executed by Landlord this        By:____________________________________
____ day of ____________, 1999.  Name:__________________________________
                                 Title:_________________________________


                              TENANT:

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                                        MISSION CRITICAL SOFTWARE, INC.,
                                        a Delaware corporation


Executed by Tenant this                 By:_____________________________
____ day of ____________, 1999.         Name:___________________________
                                        Title:__________________________

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                                 Exhibit C

                         BUILDING RULES AND REGULATIONS

This Exhibit is attached to and made a part of that certain Lease Agreement between Energycorp Group LC as "Landlord", and Mission Critical Software, Inc. as "Tenant". All terms used herein and not otherwise defined shall have the meanings given to them in the Lease Agreement.

1. Landlord has already furnished Tenant a certain number of door keys, card keys, men's and women's restroom keys without charge. Additional door keys will be furnished at a nominal charge. Additional card keys will be furnished to Tenant at a rate of $15.00 each. Neither Tenant shall change locks or install additional locks on doors without the prior written consent of Landlord. Tenant shall not make or cause to be made, duplicates of keys procured from Landlord without prior approval of Landlord. All keys to the Leased Premises shall be surrendered to Landlord upon termination of this Lease.

2. Tenant shall refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Leased Premises for Tenant to Landlord for Landlord's approval before performance of any contractual service. Tenant's contractors and installation technicians shall comply with Landlord's rules and regulations pertaining to construction and installation. This provision shall apply to all work performed on or about the Leased Premises or Project, including installation of telephones, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other physical portion of the Leased Premises or Project.

3. Neither Tenant nor any other party shall at any time use or occupy any part of the Leased Premises or Project as sleeping or lodging quarters.

4. Tenant shall not place, install, or operate on the Leased Premises or in any part of the Building any engine, stove excepting microwave ovens, or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Leased Premises or Project any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive, or hazardous material without the prior written consent of Landlord.

5. Landlord will not be responsible for personal property, equipment, money or jewelry lost in or stolen from the Leased Premises or elsewhere in the Project regardless of whether such loss occurs when the area is locked against entry or not.

6. No birds or animals shall be brought into or kept in or about the Leased Premises or Project.

7. Employees of Landlord shall not receive or carry messages for or to any tenant or other person or contract with or render free or paid services to any Tenant or to any of Tenant's agents, employees, or invitees.

8. None of the parking, plaza, recreation or lawn areas, entries, passages, doors, elevators, hallways, or stairways shall be blocked or obstructed or any rubbish, litter, trash, or material of any nature placed, emptied, or thrown into these areas by Tenant. No such area will be used by Tenant at any time for purposes inconsistent with its designation by Landlord.

9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting in them from misuse or by the defacing or damage to any part of the Project shall be borne by the person who shall occasion it.

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No person shall waste water.

10. Neither Tenant nor Tenant's invitees shall disturb occupants of the Building by the use of radios, record players, tape recorders, or musical instruments, or the making of unseemly noises.

11. Nothing shall be thrown down stairways or other passages and the breakdown of crates or card board boxes for removal to the dumpster shall be the responsibility of Tenant.

12. Tenant and Tenant's invitees shall park their vehicles only in those parking areas designated by Landlord. Tenant shall furnish Landlord with automobile license numbers of Tenant's vehicles within five days after taking possession of the Leased Premises and shall notify Landlord of any changes within five days after such change occurs. Tenant shall not leave any vehicle in a state of disrepair (including without limitation, flat tires, out of date inspection stickers, or license plates) on premises of Project. If Tenant or Tenant's invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Landlord, after giving written notice to Tenant of such violation, shall have the right to remove such vehicle at Tenant's expense.

13. Parking in a parking garage or areas shall be in compliance with all parking rules and regulations including any sticker or other identification system established by Landlord. Vehicles must be parked entirely within the stall lines and all directional signs, arrows, and posted speed limits must be observed. Parking is prohibited in areas not striped for parking, in aisles, and where "No Parking" are posted. Only vehicles with handicapped certification prominently displayed may park in a handicapped designated parking space. Parking stickers or other forms of identification supplied by Landlord shall remain the property of Landlord and not the property of Tenant and are not transferable. Every person is required to park and lock his vehicle. All responsibility for damage to vehicles or persons is assumed by the owner of the vehicle or its driver.

14. Subject to the provisions of Section 3.1.1 of this Lease, Landlord shall not be liable for any damages from (a) the stoppage of elevators for necessary or desirable maintenance, repairs, or improvements, or (b) delays of any sort or duration in connection with the elevator service.

15. Tenant shall not lay floor covering within the Leased Premises without prior written approval of Landlord. The use of cement, or other similar adhesive materials not easily removed with water, is expressly prohibited.

16. Tenant shall co-operate and assist Landlord in the prevention of canvassing, soliciting and peddling within the Building or Project.

17. Landlord reserves the right to exclude from the Building or Project, between the hours of 7:00 p.m. and 7:00 a.m. on weekdays and at all hours on Saturday, Sunday, and legal holidays, all persons who are not known to the Building or Project security personnel and who do not present a pass to the Building signed by Tenant. Tenant shall be responsible for all persons for whom Tenant supplies a pass.

18. It is Landlord's desire to maintain in the Building or Project the highest standard of dignity and good taste consistent with comfort and convenience for Tenants. Any action or condition not meeting this standard should be reported directly to Landlord. Tenant's cooperation will be mutually beneficial and sincerely appreciated.

19. Tenant will not distribute any alcoholic beverages from the Leased Premises or any other part of the Project; provided, however, that this provision shall not prohibit Tenant from serving alcoholic beverages at its office parties and other customary social events.

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20.  Landlord reserves the right to make such other and further reasonable rules and regulations as in Landlord's judgment may from time to time be necessary, for the safety, care, and cleanliness of the Project, Building, and for the preservation of good order therein, the operation thereof, and the protection and comfort of the tenants and their respective agents, employees, and invitees. Such further rules and regulations, when made and notified in writing to Tenant, shall be binding upon Tenant.

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                                 Exhibit D

                     AIR CONDITIONING AND HEATING SERVICES


Subject to the provisions of Section 3.1.1, Landlord will furnish Building standard air conditioning and heating between 7.00 a.m. and 7.00 p.m. from MONDAY THROUGH FRIDAY and, between 8.00a.m. and 2.00 p.m. on SATURDAYS, all exclusive of Holidays (as defined below). Upon request of Tenant, made in accordance with the rules and regulations for the Building, Landlord will furnish air conditioning and heating at other times (that is, at times other than the times specified above), in which event Tenant shall reimburse Landlord for the cost of furnishing such services. Said costs shall be $15.00 per hour per floor without offset. Landlord agrees to maintain (subject to events of force majeure or curtailment as required by governmental laws, rules, or regulations) the condition of the Leased Premises during the above described hours between the temperature of 72 and 75 degrees Fahrenheit.

The following dates shall constitute "Holidays" as said term is used in this
Lease:

  1. New Year's Day

  2. Memorial Day

  3. Independence Day

  4. Labor Day

  5. Thanksgiving Day

  6. Friday following Thanksgiving Day

  7. Christmas

If, in the case of any holiday described in (1) through (7) above, a day shall be observed other than the respective day described above, then that day which constitutes the day observed by national banks in Houston, Texas on account of such holiday shall constitute the holiday under this Lease.

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                                   Exhibit E

                             OFFICE LEASE BETWEEN
                             ENERGYCORP GROUP LC,
                                 AS LANDLORD,
                                      AND
                       MISSION CRITICAL SOFTWARE, INC.,
                                   AS TENANT


                                  WORKLETTER



1.   SPACE PLANNING.

     (a) Preliminary Plans. Pursuant to Tenant's request for Tenant Improvements to be constructed within the Premises, Tenant has retained a Architect, Scott Architects, Inc. (the "Architect"), and the Architect will prepare certain plans, drawings, final working drawings and specifications on or before June 15, 1999 (the "Preliminary Plans") for the Tenant Improvements to be installed in the Premises by a general contractor selected by Landlord pursuant to this Work Letter.

     (b) Submission by Tenant. Landlord shall respond to Tenant within five (5) business days after receipt of the Preliminary Plans with respect to its approval of the Preliminary Plans. If Landlord does not approve of the Preliminary Plans as heretofore submitted, then on each further occasion that Preliminary Plans are submitted to Landlord, Landlord shall have a period of five (5) business days after delivery to approve or disapprove the Preliminary Plans by giving written notice thereof to Tenant. Failure by Landlord to approve or disapprove the Preliminary Plans within such period shall be deemed to be an approval. Landlord's written notice of disapproval, if any, shall specify in detail the nature of Landlord's objections, and Landlord agrees, if necessary, to meet promptly with the Architect to review Landlord's objections. If Landlord timely disapproves, then the Preliminary Plans shall be revised by the Architect to address Landlord's objections and resubmitted to Landlord with two (2) business days after receipt of such disapproval for its approval.

     (c) Plans Complete. The Preliminary Plans shall be the complete and final layout, plans and specifications of the Premises showing all doors, light fixtures, electrical outlets, telephone outlets, wall coverings, plumbing improvements (if any), HVAC systems, floor coverings, wall coverings, painting, any other improvements to the Premises beyond the shell and core improvements provided by Tenant and any demolition of existing improvements in the Premises (the Preliminary Plans, after approval by Tenant and Landlord, are referred to herein as the "Plans"). The improvements shown in the Plans shall (i) utilize Landlord's building standard materials and methods of construction, (ii) be compatible with the shell and core improvements and the design, construction and equipment of the Premises, (iii) comply with all applicable laws, rules, regulations, codes and ordinances and (iv) be subject to the approval of Landlord, which approval shall not be unreasonably withheld.

2.   TENANT IMPROVEMENT COSTS.

     (a) Cost Estimate. As soon as practicable after receipt of Landlord's approval of the Plans, Landlord along with architect shall arrange to obtain competitive bids for the work to be done (Tenant may submit up to two (2) contractors to be included in the bid process). All construction work shall be bid competitively, with Landlord having the right to include two or more reputable contractors in the bid process. Landlord shall manage the initial construction at no charge to Tenant. Landlord shall not be obligated to take the low bidder. If Landlord so elects, Landlord shall submit to Tenant a written description of those matters and items shown in the Plans which Landlord believes may result in any Tenant Delay (as defined below) together with a description of the estimated period

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of such Tenant Delay; provided, however, that Tenant will be charged with all actual Tenant Delays that occur, notwithstanding the failure of Landlord to give a description of estimated Tenant Delays at all or as to any particular item of Tenant Delay or any inaccuracy in the estimates of Tenant Delay given to Tenant. If Landlord disapproves any portion of the work to be performed in accordance with the Plans, Landlord and Tenant shall promptly take all such action as may be reasonably required to modify any aspect of the Plans so as to be reasonably satisfactory to Landlord and Tenant.

     (b) Final Approval by Tenant. Within five (5) days after receipt of the written nonbinding cost estimates prepared by the contractors and any description of any Tenant Delay which Landlord elects to provide to Tenant, Tenant shall either (i) give its written approval thereof and authorization to proceed with construction or (ii) immediately request the architect to modify or revise the Plans in any manner desired by Tenant to decrease the cost of the Tenant Improvements or minimize the amount of the Tenant Delay.

     (c) Revised Costs. If the Plans are revised pursuant to Paragraph 2(b), Landlord shall request that the contractors provide revised cost estimates based upon the revisions to the Plans. Such notifications and revisions shall be in accordance with the standards set forth in Paragraph 1 of this Work Letter. Within five (5) days after receipt of the contractor's original written cost estimate and the description, if any, of Tenant Delay, Tenant shall give its final approval of the Plans to Landlord which shall constitute authorization to commence the construction of the Tenant Improvements in accordance with the Plans, as modified or revised. Tenant shall signify its final approval by signing a copy of each sheet or page of the Plans and delivering such signed copy to Landlord.

     (d) Payment for Tenant Improvements. If the contractor's cost estimates for the Tenant Improvements exceeds the Landlord's Construction Allowance as set forth in the Basic Lease Provisions, then Tenant shall deliver at the time of its approval its check payable to Landlord in an amount equal to such excess together with delivery of the approved copy of the Plans.

     (e) Failure to Approve. If Tenant does not approve the Plans and authorize Landlord to proceed with the construction of the Tenant Improvements within the time periods specified herein, then Tenant shall be charged with all costs incurred by reason of any delay in completion of the construction of Tenant Improvements and such delay shall be an element of Tenant Delay. If Tenant delays final approval and authorization to commence with construction of Tenant Improvements for a period of ten (10) days beyond the period of time specified herein, then such delays shall be an event of default by Tenant under the Lease and Landlord may, in addition to all of the other remedies which it may have under the Lease, terminate the Lease.

     (f) Cost Estimate Not Binding. Tenant acknowledges that any cost estimates are prepared by the contractors and Landlord shall not be liable to Tenant for any inaccuracy in any such estimate.

3.   COMPLETION OF TENANT IMPROVEMENTS.

     (a) Permits. As soon as practicable following receipt of Tenant's final approval of the Plans and authorization to proceed with construction, the Plans shall be submitted to the appropriate governmental agency for issuance of a building permit or other required governmental approval prerequisite to construction.

     (b) Commencement of Construction. Following approval of the Plans by governmental authorities and receipt of all required permits, Landlord shall obtain a fixed price bid from the general contractors selected by Landlord and authorize the general contractor to commence construction of the Tenant Improvements and proceed to complete such construction in a workmanlike manner.

     (c) Completion of Construction. Subject to Tenant Delay, Landlord shall ensure that the Tenant Improvements are completed within 45 days after the Preliminary Plans are prepared in accordance with Paragraph 1(a) of this Exhibit E.

4.   TENANT DELAY.

     (a) Definition. "Tenant Delay" shall include, without limitation, any delay in the completion of construction of Tenant Improvements resulting from (i) Tenant's failure to comply with the provisions of this Work Letter, (ii) any additional time as reasonably determined by Landlord to

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be required for ordering, receiving, fabricating and/or installing items or materials or other non-building standard components of the construction of Tenant Improvements, including, without limitation, mill work, as specified in a notice provided by Landlord to Tenant pursuant to Paragraph 2(a) above, (iii) delay in work caused by submission by Tenant of a request for any Change Order (defined below) following Tenant's approval of the Plans or (iv) any additional time, as reasonably determined by Landlord, required for implementation of any Change Order.

     (b) Consequence of Tenant Delay. If there shall be any Tenant Delay, then Tenant shall be required to commence the payment of rent under the Lease based upon the Commencement Date that would have occurred but for the Tenant Delay.

5.   LANDLORD DELAY

     (a) Definition. "Landlord Delay" shall include, without limitation, any delay in the completion of construction of Tenant Improvements resulting from Landlord's failure to comply with the provisions of this Work Letter.

     (b) Consequent of Landlord Delay. If there shall be any Landlord Delay, then the Commencement Date shall be extended by one (1) day for each day of Landlord Delay.

6.   COST OF WORK.

     (a) Tenant Improvement Allowance. Landlord shall provide Tenant with Tenant Improvement Allowance as set forth in the Lease to be utilized for mutually agreed upon building standard leasehold improvements, architectural and engineering services. Leasehold improvement costs exceeding Landlord's allowance shall be the sole responsibility of Tenant. Landlord shall pay the cost of work to construct all Tenant Improvements to the extent such cost of work does not exceed the Tenant Improvement Allowance. If the actual cost of work exceeds the Tenant Improvement Allowance, Tenant shall bear the cost of such excess and shall pay the cost of such excess to Landlord pursuant to Paragraph 5(c) below to the extent not previously paid to Landlord. The cost of permits, working drawings, mechanical and electrical planning, fees, permits, general contract overhead, shall be included in the cost of work and shall be payable out of the Tenant Improvement Allowance. The cost of the Tenant Improvements shall not include any other fees payable to Landlord.

     (b) Costs of Tenant Delay or Change Orders. Tenant shall bear the net increase in the cost of work for the construction of Tenant Improvements incurred by reason of any Tenant Delay or any Change Order requested by Tenant irrespective of whether the actual cost of work exceeds the amount of the Tenant Improvement Allowance.

     (c) Payments to Landlord. Tenant shall pay any sums due to Landlord under this Section 3. The amount of any excess of the cost of work over the Tenant Improvement Allowance shall be paid to Landlord at the time of final approval of the Plans by Tenant in accordance with Paragraph 2(d) above, and

7.   CHANGE ORDERS.

     (a) Request by Tenant. Tenant may request a change, addition or alteration in the Tenant Improvements as shown by the Plans after its final approval of such Plans (a "Change Order") by delivery of a written request to Landlord. If Landlord approves Tenant's requested change, addition or alteration, the Architect shall complete all working drawings necessary to show the change, addition or alteration.

     (b) Tenant Approval. Landlord shall promptly give Tenant a written description of the costs of any changes requested by Tenant incorporated in a Change Order, for approval by Tenant, together with an estimate of the Tenant Delay, if any, caused by such Change Order and an estimate of the net cost of work to implement the Change Order. Following receipt of the description of the Change Order and the estimate, Tenant shall deliver to Landlord Tenant's written approval of the Change Order and authorization to proceed with the work as shown by the Change Order.

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     (c) Work Stoppage.  Landlord may, but shall not be obligated to, order the contractor to stop work until after approval of a Change Order by Tenant if Landlord reasonably determines that such delay is necessary or desirable to incorporate the Change Order. Any delay caused by such work stoppage shall constitute Tenant Delay.

8.   SUBSTANTIAL COMPLETION AND PUNCH LIST ITEMS.

     (a) Date of Substantial Completion. "Substantial Completion" of construction of Tenant Improvements shall be defined as the earlier of (i) the date of issuance of a certificate of occupancy or other approval of occupancy of the Premises by the appropriate governmental authority or (ii) the date upon which the Landlord furnishes Tenant with a certificate stating that the Tenant Improvements have been substantially completed in accordance with the Plans, except for such items that constitute minor defects or adjustments which can be completed after occupancy without causing any material interferences with Tenant's use of the Premises (so called "Punch List" items).

     (b) Completion of Punch List Items. Within fifteen (15) days after receipt of the certificate of substantial completion, Tenant shall supply to Landlord a written Punch List setting forth all corrective work to the Tenant Improvements which Tenant believes is required to be performed. Landlord shall perform all such corrective work to the extent necessary to complete construction of the Tenant Improvements in accordance with the Plans within thirty (30) days after receipt of the Punch List.

     (c) Deemed Approval. If Tenant does not deliver a Punch List within such fifteen (15) day period, Tenant shall be deemed to have accepted the Premises in their entirety, and Landlord shall have no further obligation with respect to completion of any construction of Tenant Improvements or any other alteration, modification or change of the Premises.

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                                   Exhibit F

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


THE STATE OF TEXAS  (S)
                    (S)  KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF _________ (S)


     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is by and between ______________________ ("Tenant") and _______________________________ ("Lender"). For and in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged and confessed, Tenant and Lender hereby agree as follows:

     1.  On _______________________, 19___, __________________________
("Landlord") entered into that certain ______________________________ (the
"Lease") with Tenant. Under the terms of the Lease, Landlord leased to Tenant that certain tract or parcel of real property (the "Leased Premises"), as more fully described on Exhibit A attached hereto and made a part hereof for all purposes. Landlord has previously executed and delivered that certain _________________________ dated _______________________, 19___ (the "Deed of
Trust"), filed for record in [Volume ___, Page ____ of the _________________ Records of _______________ County, Texas/the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. ______ and recorded under Film Code Reference No. _______] to secure the payment of that certain [Promissory Note] dated __________________, 19___, in the original principal amount of _____________________________________ and ___/100 Dollars ($______),
the Deed of Trust covering and describing that certain tract or parcel of real property (the "Property") described on Exhibit B attached hereto and made a part hereof for all purposes. The Leased Premises are a part of the Property.
Tenant has agreed to subordinate its interest under the Lease to the Deed of Trust and Lender has agreed to recognize the Lease under the terms and conditions set forth in this Agreement.

     2. Tenant hereby subordinates all of its right, title, and interest in and to the Lease, the Leased Premises and the Property to the Deed of Trust.

     3. As long as Tenant is not in default in the payment of rent or in the performance of any of the terms, covenants, and conditions of the Lease, Tenant's possession of the Leased Premises and its rights and privileges under the Lease, or any renewal or extension of the Lease, shall not be diminished or interfered with by Lender and Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating, diminishing or modifying Tenant's interest under the Lease.

     4. If Lender forecloses the liens created by the Deed of Trust and succeeds to the interest of Landlord under the Lease, Tenant shall be bound to Lender under all of the terms, covenants, and conditions of the Lease with the Lender as its landlord, the attornment to be effective and self-operative, without the execution of any other instruments on the part of any of the parties to this Agreement, immediately upon Lender succeeding to the interest of the Landlord under the Lease. Tenant shall have no obligation to pay rent to Lender until Tenant receives written notice and adequate evidence from Lender that it has succeeded to the interest of the Landlord under the Lease.

     5. If Lender forecloses the liens created by the Deed of Trust and Lender succeeds to the interest of Landlord under the Lease, Lender shall be bound to Tenant under all the terms, covenants, and conditions of the Lease; provided, however, Lender shall not be (a) liable for any act or omission of the Landlord or any prior landlord, [(b) subject to any offsets or defenses that Tenant may have against Landlord or any prior landlord,] or (c) bound by any rent that Tenant may have paid more than one (1) month in advance to Landlord or any prior landlord.

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     6.  Tenant represents and warrants that the Lease has not been modified or altered [and covenants that the Lease shall not, without the prior written consent of Lender, be modified or altered hereinafter] in such a manner that (a) decreases the amount of rent or other sums payable by Tenant pursuant to the Lease, or (b) diminishes or reduces the term of the Lease.

     7. Tenant agrees that it will notify Lender in writing, by certified mail, of any default by Landlord under the such Lease and shall not cancel or terminate the Lease without providing Lender thirty (30) days from the date of such notice within which to cure such default. If Lender elects within such thirty (30) days to foreclose the liens created by the Deed of Trust, such time period shall be extended so that Lender shall have a reasonable period of time, not to exceed sixty (60) days, within which to foreclose the liens created by the Deed of Trust and acquire title to the Property and, if the foreclosure occurs during such period, Lender shall have an additional thirty (30) days from the time it becomes owner of the Property through foreclosure within which to cure such default. If any default by Landlord is cured within the time periods described above, Tenant shall have no right to cancel or terminate the Lease by virtue of such default.

     8. This Agreement shall be binding upon the parties and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Agreement in multiple counterparts, each of which shall be deemed an original, on the dates of the acknowledgements set forth below, to be effective for all purposes as of the ____ day of ___________________, 19___.

                                    _____________________________



                                    By__________________________
                                    Name: ______________________
                                    Title: _______________________

                                                                   "Tenant"


                                    _____________________________



                                    By__________________________
                                    Name: ______________________
                                    Title: _______________________

                                                                   "Lender"

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THE STATE OF TEXAS              (S)
                                (S)
COUNTY OF __________            (S)


          This instrument was acknowledged before me on the ______________ day of ___________________, 19__ by [______________________, [_______________ of
[___________________________, a [_________________________ corporation, on behalf of said corporation.

(SEAL)

                                        _______________________________________
                                                 Notary Public in and for
                                                   the State of Texas

                                        _______________________________________
                                                 (Printed Name of Notary)
                                        My commission expires:__________________

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THE STATE OF TEXAS              (S)
                                (S)
COUNTY OF ____________          (S)


          This instrument was acknowledged before me on the ______________ day of _____________, 19__ by [________________, [________________ of [___________
_____, a [___________ corporation, on behalf of said corporation.

(SEAL)


                                _____________________________________________
                                           Notary Public in and for
                                              the State of Texas



                                _____________________________________________
                                            (Printed Name of Notary)


                                My commission expires:_______________________

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                                   Exhibit G


FROM:                           _______________ BANK

TO:                             ZENITH REAL ESTATE SERVICES, INC.
                                AGENT FOR ENERGYCORP GROUP LC
                                2900 WILCREST DRIVE - SUITE 205
                                HOUSTON, TEXAS 77042

AMOUNT:                         $1,035,000.00 (ONE MILLION AND THIRTY-FIVE
                                THOUSAND DOLLARS)

GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE LETTER OF CREDIT NO. ____ IN YOUR FAVOR AT THE REQUEST FOR THE ACCOUNT OF MISSION CRITICAL SOFTWARE, INC. FOR AN AMOUNT NOT EXCEEDING $1,035,000.00 (ONE MILLION AND THIRTY-FIVE THOUSAND DOLLARS). THIS AMOUNT WILL BE REDUCED BY $28,750.00 (TWENTY-EIGHT THOUSAND SEVEN HUNDRED AND FIFTY DOLLARS) AT THE END OF EACH MONTH AFTER THE DATE HEREOF.

THIS LETTER OF CREDIT IS AVAILABLE BY YOUR DRAFT DRAWN AT SIGHT ON ______________________ BANK DULY SIGNED, ENDORSED AND MARKED: "DRAWN UNDER
_______________ BANK LETTER OF CREDIT NO. _________ DATED ___________"
ACCOMPANIED BY EITHER OF THE FOLLOWING DOCUMENTS:

BENEFICIARY'S STATEMENT, PURPORTEDLY SIGNED BY ANY OFFICER OF ZENITH REAL ESTATE SERVICES, INC., STATING THE FOLLOWING:

"MISSION CRITICAL SOFTWARE, INC. (TENANT) IS IN DEFAULT OF THE LEASE AGREEMENT DATED _________________ BETWEEN TENANT AND ENERGY CORP GROUP LC (LANDLORD)".

PARTIAL DRAWINGS ARE ALLOWED.

THIS LETTER OF CREDIT EXPIRES AT OUR COUNTERS ON JUNE 30, 2002.

ALL BANKING CHARGES OTHER THAN OURS ARE FOR THE BENEFICIARY'S ACCOUNT.

SIGNED
___________________ BANK
AUTHORIZED SIGNATORY

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